SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.)

Filed by Registrant  [ x ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ x ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))

[   ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                           PAR Technology Corporation
______________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

______________________________________________________________________________
      (Name of Person(s) Filing Proxy Statement if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[ x ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)Title of each class of securities to which transaction applies:
         _____________________.

       2)Aggregate number of securities to which transaction applies:
         ____________________.

       3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________.

       4)Proposed maximum aggregate value of transaction:
         __________________________.

       5)Total fee paid:
         ______________________________________________________.

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)Amount Previously Paid:  _________.

       2)Form, Schedule or Registration Statement No.:  _________.

       3)Filing Party:   _________.

       4)Date Filed:  __________.

Dr. John W. Sammon, Jr.                               PAR Technology Corporation
Chairman, President &                                 8383 Seneca Turnpike
Chief Executive Officer                               New Hartford, NY  13413






                                                           [GRAPHIC OMITTED]




April 11, 2006

Dear Shareholders:

It is my pleasure to invite you to PAR Technology Corporation's 2006 Annual Meeting of Shareholders. This year, we are proud to hold the meeting at one of our PAR Springer-Miller customer locations, The New York Palace Hotel; 455 Madison Avenue; New York, New York 10022. The meeting will be held on Thursday, May 11, 2006 at 10:00 AM. During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting and Proxy Statement and give a report on the Company's business operations. There will also be time for questions.

This booklet includes the Notice of Annual Meeting and Proxy Statement. The Proxy Statement provides information about PAR in addition to describing the business we will conduct at the meeting.

We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, please vote your shares by signing, dating and returning the proxy card in the prepaid envelope; taking advantage of telephone or Internet voting; or voting in person at the meeting.

Sincerely,



John W. Sammon, Jr.

[GRAPHIC OMITTED]
PAR Technology Corporation
8383 Seneca Turnpike; New Hartford, NY  13413-4991

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON THURSDAY, MAY 11, 2006

Dear PAR Technology Shareholder:

The Annual Meeting of Shareholders (the "Meeting") of PAR Technology Corporation, a Delaware corporation (the "Company") is scheduled to be held at The New York Palace Hotel; 455 Madison Avenue; New York, New York 10022 (see map on reverse of this page) on Thursday, May 11, 2006, at 10:00 AM, local time, for the following purposes:

     1. To elect two Directors of the Company for a term of office to expire at the third succeeding Annual Meeting of Shareholders;

     2.   To approve the PAR Technology Corporation 2005 Equity Incentive Plan;

     3. To approve the amendment of the Certificate of Incorporation to increase the authorized shares of voting Common Stock from 19,000,000 to 29,000,000.

     4. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company for the 2006 fiscal year; and

     5. To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

The Board of Directors set March 22, 2006 as the record date for the Meeting. This means that owners of the Company's Common Stock at the close of business on March 22, 2006 are entitled to receive this notice and to vote at the Meeting or any adjournments or postponements of the Meeting. We will make available a list of shareholders as of the close of business on March 22, 2006, for inspection by any shareholder, for any purpose relating to the Meeting, during normal business hours at our principal executive offices, 8383 Seneca Turnpike; New Hartford, New York 13413, for ten (10) days prior to the Meeting. This list will also be available to shareholders at the Meeting.

Every shareholder's vote is important. Whether or not you plan to attend the Meeting, we request you complete, sign, date and return the enclosed proxy card promptly in the enclosed postage prepaid envelope as soon as possible. Most shareholders also have the options of voting their shares on the Internet or by telephone. If such methods are available to you, voting instructions are printed on your proxy card or included with your proxy materials.

The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting and voting in person.


                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             Gregory T. Cortese
                                             Secretary

New Hartford, New York
April 11, 2006


                     Directions to The New York Palace Hotel
                     455 Madison Avenue; New York, NY 10022
                                  212-888-7000

From Westchester: Take the Saw Mill River Parkway South. Follow the signs to the Henry Hudson Parkway South. Follow the Henry Hudson Parkway South to 50th Street (Manhattan). Exit onto 50th Street and follow across town to Madison Avenue. The New York Palace is located on 50th Street between Madison and Park Avenues.

From New Jersey Turnpike (Lincoln Tunnel):
Go North on the New Jersey Turnpike (Interstate 95 North) to Exit 16 E for the Lincoln Tunnel (pay toll). Follow directions into the Lincoln Tunnel (pay toll). Upon exiting the tunnel bear left for "Uptown" and proceed two blocks to 42nd Street. Turn left onto 42nd Street. Turn right on 10th Avenue. Continue North to 50th Street; turn right onto 50th Street. Follow 50th Street across town traveling East to Madison Avenue. The New York Palace is located on 50th Street between Madison and Park Avenues.

From New England Via Triboro Bridge/95 South/Hutchinson River Parkway:
Follow signs to the Triboro Bridge. Follow all signs for Manhattan/FDR South (pay toll). Take the FDR South. Exit onto 49th Street. Follow 49th Street to 6th Avenue. Turn right on 6th Avenue. Turn right onto 50th Street. The New York Palace is located on 50th Street between Madison and Park Avenues.

From Midtown Tunnel / Long Island Expressway:
Enter the Queens Midtown Tunnel (pay toll). Upon exiting the tunnel bear right to 37th Street (Uptown sign). Upon exiting the tunnel bear right to 37th Street (Uptown sign). Follow 37th Street to 3rd Ave. Turn right onto 3rd Avenue to 51st Street and turn left onto 51st Street. The New York Palace is located on 51st Street between Park and Madison Avenues.


                                [GRAPHIC OMITTED]

                                TABLE OF CONTENTS



General Information ..........................................................1

Purpose of Meeting............................................................1

Record Date, Voting Rights, Methods of Voting.................................1

Voting........................................................................2

Proxy Solicitation Costs......................................................2

Proposal 1: Election of Directors.............................................3

Biographies of Nominees and Continuing Directors..............................4

Board of Directors and Committees.............................................4

Director Compensation.........................................................7

Report of the Audit Committee.................................................8

Fees paid to Independent Registered Public Accountants........................9

Code of Business Conduct and Ethics..........................................10

Certain Transactions and Relationships.......................................10

Section 16(a) Beneficial Ownership Reporting Compliance......................10

Security Ownership of Certain Beneficial Owners and Management...............11

Executive Compensation.......................................................12

Compensation Committee Report................................................14

Performance Graph............................................................17

Proposal 2: Approval of 2005 the PAR Technology Corporation
Equity Incentive Plan........................................................18

Proposal 3:  Approval  the  amendment of the Certificate  of
Incorporation  to  increase  the  authorized  shares of voting
Common  Stock  from  19,000,000 to 29,000,000................................23

Proposal 4:  Ratification  of the  Selection of  Independent
Registered Public Accounting Firm ...........................................24

Other Matters................................................................25

Available Information........................................................25

Shareholder Proposals for 2007 Annual Meeting................................25

Appendix A:  Audit Committee Charter........................................A-1

Appendix B:  2005 Equity Incentive Plan.....................................B-1

Appendix C:  Amendment to Certificate of Incorporation......................C-1

[GRAPHIC OMITTED]

PAR Technology Corporation
8383 Seneca Turnpike; New Hartford, NY  13413-4991



April 11, 2006

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS


                               GENERAL INFORMATION

The enclosed proxy is solicited by the Board of Directors of PAR Technology Corporation (the "Board"), a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders (the "Annual Meeting" or "Meeting") to be held at 10:00 AM, local time, on Thursday, May 11, 2006, at The New York Palace Hotel; 455 Madison Avenue; New York, New York 10022, and at any postponement or adjournment of the Meeting.

Purpose of Meeting

At the Meeting the Shareholders will be asked to consider and vote on the following matters:

     1. To elect two Directors of the Company for a term of office to expire at the third succeeding Annual Meeting of Shareholders;

     2.   To approve the PAR Technology Corporation 2005 Equity Incentive Plan;

     3. To approve the amendment of the Certificate of Incorporation to increase the authorized shares of voting Common Stock from 19,000,000 to 29,000,000.

     4. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company for the 2006 fiscal year; and

     5. To transact such other business as may properly come before the Meeting or any adjournments or postponements of the Meeting.

Each proposal is described in more detail in this Proxy Statement.

Record Date, Voting Rights, Methods of Voting

Only shareholders of record at the close of business on March 22, 2006, will be entitled to notice of and to vote at the Meeting or any postponements or adjournments of the Meeting. As of that date, there were 14,157,620 shares of the Company's Common Stock, par value $0.02 per share (the "Common Stock") outstanding and entitled to vote. The holders of shares representing 7,078,811 votes, represented in person or by proxy, shall constitute a quorum to conduct business.

Each share of Common Stock entitles the shareholder to one vote on all matters to come before the Meeting including the election of the Directors. Shareholders may vote in person or by proxy. Shareholders of record can vote by telephone, on the Internet, by mail or by attending the Meeting and voting by ballot. If you are a beneficial shareholder, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to identify which options are available to you. If you vote by telephone or on the Internet you do not need to return your proxy card. Telephone and Internet voting facilities for shareholders of record will be available 24 hours a day, and will close at 3:00 AM on May 11, 2006. The method by which a shareholder votes will not in any way affect their right to attend the Meeting and vote in person. If shares are held in the name of a bank, broker or other holder of record, the shareholder must obtain a proxy, executed in their favor, from the holder of record to be able to vote at the Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. When proxies in the form enclosed are returned properly executed, the shares represented by the proxies will be voted in accordance with the directions of the shareholder. If you sign and return your proxy card but do not specify your voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. The proxy solicited hereby may be revoked at any time prior to its exercise by executing and returning to the address set forth above a proxy bearing a later date or later dated vote by telephone or on the Internet, by giving written notice of revocation to the Secretary of the Company at the address set forth above, or by attending the Meeting, withdrawing the proxy and voting in person.

Voting

A shareholder may, with respect to the election of the Directors: (i) vote "FOR" the nominees named herein, or (ii) "WITHHOLD AUTHORITY" to vote for any or all such nominees. The election of the Directors requires a plurality of the votes cast. Accordingly, withholding authority to vote for a Director nominee will not prevent the nominee from being elected.

With respect to the approval of the PAR Technology Corporation 2005 Equity Incentive Plan, a shareholder may: (i) vote "FOR"; (ii) vote "AGAINST"; or (iii) "ABSTAIN" from voting. A "FOR" vote of a majority of votes cast by the holders of capital stock present and represented by proxy and entitled to vote thereon (a quorum being present) is required to approve the 2005 Equity Incentive Plan. A vote to "ABSTAIN" from voting on this matter has the legal effect of a vote "AGAINST" the matter. This is a "non-routine" proposal and therefore, banks and brokers that have not received voting instructions from their clients cannot vote on their clients' behalf in connection with this proposal. These "non-voted shares" will be considered shares not present and entitled to vote on this matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

With respect to the approval the amendment of the Certificate of Incorporation to increase the authorized shares of voting Common Stock from 19,000,000 to 29,000,000, a shareholder may: (i) vote "FOR"; (ii) vote "AGAINST"; or (iii) "ABSTAIN" from voting. A "FOR" vote of a majority of all outstanding shares is required to approve the amendment of the Certificate of Incorporation to increase the authorized shares of voting Common Stock. A vote to "ABSTAIN" from voting on this matter has the legal effect of a vote "AGAINST" the matter. This is a "non-routine" proposal and therefore, banks and brokers that have not received voting instructions from their clients cannot vote on their clients' behalf in connection with this proposal. These "non-voted shares" will be considered shares not present and entitled to vote on this matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum.

A shareholder may, with respect to the ratification of the selection of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm: (i) vote "FOR"; (ii) vote "AGAINST"; or (iii) "ABSTAIN" from voting. A "FOR" vote of a majority of votes cast by the holders of capital stock present and represented by proxy and entitled to vote thereon (a quorum being present) is required to ratify the selection of the Company's independent registered public accounting firm. A vote to "ABSTAIN" from voting on this matter has the legal effect of a vote "AGAINST" the matter.

Proxy Solicitation Costs

The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others forwarding the solicitation material to beneficial owners of shares of the Company's common stock. In addition to the use of the mail, directors, officers, employees and certain stockholders of the Company, none of whom will receive additional compensation for doing so, may solicit proxies on behalf of the Company personally, by telephone or by facsimile transmission.

The Company's Annual Report to its shareholders for the year ended December 31, 2005, including audited consolidated financial statements, accompanies this Proxy Statement. Except as otherwise expressly provided herein, the Company's Annual Report is not incorporated in this Proxy Statement by reference. The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders is April 11, 2006.


Proposal 1:  Election of Directors

Under the Company's Certificate of Incorporation, the members of the Board of Directors are divided into three classes with approximately one-third of the Directors standing for election at each Annual Meeting. The Directors are elected for a three-year term of office, and will hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal. There were two Class II Directors elected in 2003 and one Class II Director elected by the Board in November 2005 to hold office commencing January 1, 2006 until the 2006 Annual Meeting of Shareholders. One of the Class II Directors, Mr. Haney, has notified the Company that he does not intend to stand for re-election. Mr. Haney intends to serve on the Board of Directors through the date of the Annual Meeting. The Company's By-Laws provides for a Board of not less than three nor more than fifteen Directors and authorizes the Board to determine the authorized number of Directors within that range. The authorized number of Directors is seven, however, effective immediately prior to the annual meeting, the authorized number of Directors will be reduced to six. Therefore, at this Meeting, two Directors will be elected for a three-year term expiring at the Annual Meeting held in 2009. The nominees of the Board for the Class II Director positions, Mr. Sangwoo Ahn, and Mr. Paul D. Nielsen are currently members of the Board and have been nominated for election by the Board upon recommendation of the Nomination and Corporate Governance Committee and each has decided to stand for re-election.

Each of the nominees for the Class II Director positions, have been determined by the Board to be "independent" as this term is defined by the New York Stock Exchange ("NYSE") in its listing standards and pursuant to the Company's Corporate Governance Guidelines. There is no family relationship among any of the nominees, Directors, or any of the Company's executive officers ("Executive Officers"). The Executive Officers serve at the discretion of the Board.

The Board has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. In the event that any of the nominees shall become unable or unwilling to accept nomination or election as a Director, it is intended that such shares will be voted, by the persons named in the enclosed proxy, for the election of a substitute nominee selected by the Board, unless the Board should determine to reduce the number of Directors pursuant to the By-Laws of the Company.

The names of the nominees and each of the Directors continuing in office, their ages as of April 11, 2006, the year each first became a Director are set forth in the following table.

                                   Director
Nominees for Director          Age  Since      Term Expires
--------------------------------------------------------------------------------

Sangwoo Ahn .................   67   1986   2006 Annual Meeting of Shareholders
Dr. Paul D. Nielsen .........   55   2006   2006 Annual Meeting of Shareholders

                                   Director
Continuing Directors           Age  Since       Term Expires
--------------------------------------------------------------------------------

Dr. John W. Sammon, Jr.......   67   1968   2007 Annual Meeting of Shareholders
Charles A. Constantino.......   66   1970   2007 Annual Meeting of Shareholders
Kevin R. Jost ...............   51   2004   2008 Annual Meeting of Shareholders
James A. Simms ..............   45   2001   2008 Annual Meeting of Shareholders


The Board of Directors unanimously recommends a vote FOR the proposal to elect Mr. Ahn and Mr. Nielsen. Unless a contrary direction is indicated, shares represented by valid proxies and not so marked as to withhold authority to vote for the nominees will be voted FOR the election of the nominees.


           BIOGRAPHIES OF NOMINEES AND DIRECTORS CONTINUING IN OFFICE

Sangwoo Ahn. Mr. Ahn, age 67, has held the position of Chairman of the Board of Quaker Fabric Corporation since 1993 and is also a member of the Board of Directors of Xanser Corp. Mr. Ahn is a member of Class II of the Company's Board and has been a Director of the Company since March 1986.

Charles A. Constantino. Mr. Constantino, age 66, has held the position of Executive Vice President since 1974 and holds various positions with subsidiaries of the Company. Mr. Constantino is also a member of the Board of Directors of Veramark Technologies, Inc. Mr. Constantino is a member of Class III of the Company's Board and has been a Director of the Company since 1970.

Kevin R. Jost. Mr. Jost, age 51, has been the President and Chief Executive Officer of Hand Held Products, Inc. since its inception as a separate entity in 1999. From 1982 through 1999, Mr. Jost was Vice President and General Manager of Welch Allyn Data Collection, a division of Welch Allyn, Inc. In 1999, Welch Allyn Data Collection division became a separate entity and acquired Hand Held Products, Inc. and continued business under the acquired company's name. Mr. Jost is a member of Class I of the Company's Board and has been a Director of the Company since May 2004.

Dr. Paul D. Nielsen. Dr. Nielsen, age 55, has been Director and CEO of the Software Engineering Institute ("SEI") at Carnegie Mellon University since 2004. Prior to joining SEI, Dr. Nielsen served as a major general in the U.S. Air Force, where he was the commander of the Air Force Research Laboratory and Technology Executive Officer for the Air Force. Dr. Nielsen is a member of Class II of the Company's Board and has been a Director since January 1, 2006.

Dr. John W. Sammon, Jr. Dr. Sammon, age 67, is the founder of the Company and has been the President, Chief Executive Officer and a Director since its incorporation in 1968. He was elected Chairman of the Board in 1983. Dr. Sammon is also a former President of the Company's subsidiary, ParTech, Inc., serving in that capacity from 1978 to 1987 and again from December 1997 through June 2000 and also currently holds various positions with other subsidiaries of the Company. Dr. Sammon is a member of Class III of the Company's Board.

James A. Simms. Mr. Simms, age 46, has been a Managing Director of Janney Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company, since November 2004. For the prior seven years, he was a senior executive with Adams, Harkness & Hill, Inc. Mr. Simms is a member of Class I of the Company's Board has been a Director of the Company since October 2001.

                        BOARD OF DIRECTORS AND COMMITTEES

The business of the Company is under the general direction of the Board as provided by the By-Laws of the Company and the laws of the State of Delaware, the state of incorporation. In 2005, the Board held six meetings and Committees of the Board held a total of 16 meetings. Each member of the Board attended at least 75% of the aggregate of all meetings of the Board and the committees on which they served. It is the Company's policy to encourage Directors to attend the Annual Meeting but such attendance is not required. Last year, one member of the Board attended the Annual Meeting.

All members of the Board are non-management directors except for the Chairman (Dr. Sammon) and Director Constantino, who are also Executive Officers of the Company. The non-management directors have chosen Director Ahn to preside at the regularly scheduled executive sessions of the non-management directors of the Company. Interested parties may send written communication to the Board of Directors as a group, the non-management directors as a group, the presiding director of executive sessions of non-management directors, or to any individual director by sending the communication c/o Gregory T. Cortese, Secretary, PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike, New Hartford, NY 13413. Upon receipt, the communication will be relayed to the Chairman, if it is addressed to the Board as a whole, to Director Ahn, if it is addressed the presiding director of executive sessions of the non-management directors or to the non-management directors as a group, or to the individual Director if the communication is addressed to an individual Director. All communications regarding accounting, internal controls and audits will be referred with the Audit committee. Interested parties may communicate anonymously if they so desire.

The Board has five standing committees: (i) Executive Committee, (ii) Audit Committee, (iii) Compensation Committee, (iv) Stock Option Committee and (v) Nominating and Corporate Governance Committee. The members of each committee and the number of meetings held by each committee in 2005 are set forth in the following table.

---------------------- ------------ -------- ----------------- ---------------- -----------------
                                                                                   Nominating
                                                                                 and Corporate
Name                    Executive    Audit     Compensation     Stock Option       Governance
----                    ---------    -----     ------------     ------------       ----------
Mr. Ahn (F1)                X        Chair                                             X
Mr. Constantino             X                                         X
Mr. Haney (F1)                         X            X                                  X
Mr. Jost (F1)                                     Chair
Dr. Nielsen (F1)(F2)                   X            X                                  X
Dr. Sammon                Chair                                     Chair
Mr. Simms (1)                          X            X                                Chair
---------------------- ------------ -------- ----------------- ---------------- -----------------
2005 Meetings               2          9            3                 2                2
---------------------- ------------ -------- ----------------- ---------------- -----------------

(F1) Independent Directors
(F2) Member of the Board as of January 1, 2006


In its annual review of Director independence, the Board has determined all Directors to be independent except Mr. Constantino and Dr. Sammon. For a Director to be considered "independent", the Board must affirmatively determine that the Director has no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. The Board observes all criteria for independence established by the NYSE and other governing laws and regulations.

Executive Committee

The Executive Committee has the delegated authority to exercise all of the powers of the Board in the management and direction of the business and affairs of the Corporation in all cases in which specific directions shall not have been given by the Board and subject to the limitations of the General Corporation Law of the State of Delaware; the Company's Certificate of Incorporation; and the Company's By-Laws. The Executive Committee meets when required on short notice during intervals between meetings of the Board.


Audit Committee

In accordance with its Charter, the Audit Committee consists of at least three members, each of whom has been determined by the Board to meet the independence standards adopted by the Board. The standards adopted by the Board incorporate the independence requirements of the NYSE Corporate Governance Standards and the independence requirements set forth by the Securities and Exchange Commission ("SEC"). The Board has determined the members of the Audit Committee are "independent" as this term is defined by the NYSE in its listing standards and that no member of the Audit Committee has a material relationship with the Company that would render that member not to be "independent". At least one member of the Committee shall, in the assessment of the Board, qualify and be identified as an audit committee financial expert as defined by the Commission. The Board has determined that Sangwoo Ahn is an "audit committee financial expert". All members of the Committee are financially literate at the time of their appointment to the Committee or within a reasonable time thereafter. Pursuant to its charter, the Audit Committee assists the Board in oversight of management's conduct and representations of the Company's reporting processes, its systems of internal control, the audit process, and its processes for monitoring compliance with laws and regulations and the Company's code of ethics and conduct. There were 9 meetings of the Audit Committee during 2005 including meetings held separately with management, and separate Executive Sessions with independent Directors, the internal auditor and the independent registered public accounting firm respectively. The Report of the Audit Committee begins on page 8 of this Proxy Statement. The Audit Committee operates under a written charter adopted by the Board. The Charter of the Audit Committee was updated during 2005 and a copy is attached to this Proxy Statement as Appendix A.


Compensation Committee

The Compensation  Committee,  which meets as required (but no less than once per year), reviews and makes recommendations to those identified in its charter regarding the compensation, benefits, stock options and incentive plans for all Executive Officers of the Company, and in connection with the compensation for outside Directors for service on the Board and committees of the Board. The Compensation Committee Report set forth below describes the responsibilities of this committee, and discloses the basis for the compensation of the Chief
Executive Officer, including the factors and criteria upon which that compensation was based; compensation policies applicable to the Company's Executive Officers; and the specific relationship of corporate performance to executive compensation for 2005. The Compensation Committee Report begins on page 16 of this Proxy Statement.


Stock Option Committee

The Stock Option Committee, which meets as required, makes recommendations to the Compensation Committee for stock option awards and otherwise serves as the administrative body for the Company's 1995 Stock Option Plan and the 2005 Equity Incentive Plan. Both members of the Stock Option Committee are "disinterested persons" in compliance with the Company's 1995 Stock Option Plan.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee assists the Board in meeting its responsibilities in connection with the identification and recommendation of qualified nominees for election to the Board, developing, monitoring the compliance with, and making recommendations to the Board regarding the Company's governing principles and Code of Business Conduct and Ethics. The Board has determined that each of the members of this committee has met the independence standards adopted by the Board which incorporate the independence requirements under the NYSE listing standards.

The Nominating and Corporate Governance Committee considers all shareholder recommendations for candidates for the Board. Such shareholder recommendations should be sent to: Nominating and Corporate Governance Committee; c/o Gregory T. Cortese, Secretary; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413. The committee's minimum qualifications and specific qualities and skills required for Directors are set forth in Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter. The Company's Corporate Governance guidelines and the committee's charter are posted on the Company's website and a printed copy of both documents may be obtained without charge by written request. The website and address to send such requests may be found under the heading "Available Information" on page 25 of this Proxy Statement. In addition to considering candidates suggested by shareholders, the committee considers potential candidates recommended by current Directors, company officers, employees and others. The committee may sometimes use the services of a third party executive search firm to assist it in identifying and evaluating possible nominees for Director. The committee screens all potential candidates in the same manner regardless of the source of the recommendation. In identifying and considering candidates for nomination to the Board, this committee considers, in addition to the requirements set out in the Company's Corporate Governance Guidelines and Nominating and Corporate Governance Committee Charter, quality of experience, the needs of the Company and the range of talent and experience represented on the Board. When considering a candidate, the committee will determine whether requesting additional information or an interview is appropriate.

Director Nielsen is the only nominee for Director proposed to be elected for the first time by the shareholders at the Annual Meeting. Director Nielsen was appointed by the Board in 2005 with an effective date of January 1, 2006. Director Nielsen's name was first recommended by the Chief Executive Officer.

Committee Charters

Each of the Audit, Compensation, and Nominating and Governance Committees operate under a written charter approved by the Board that is reviewed regularly by the respective committees which may recommend appropriate changes for approval by the Board. Copies of the charters for the Audit, Compensation, and Nominating and Governance Committees are posted on the Company's website and a printed copy of these documents may be obtained without charge by written request. The website and address to send requests for printed copies of these and other available documents may be found under the heading "Available Information" on page 25 of this Proxy Statement.


                              DIRECTOR COMPENSATION

Directors who are employees of the Company are not separately compensated for serving on the Board. In 2005, non-employee Directors received annual retainers of $25,000 for membership on the Board and an attendance fee of $1,000 per day for in person attendance at Board meetings and any committee meetings held on the same day and $500 per day for any committee meetings held on days other than Board meeting days. The attendance fee is $200 if attendance is via telephone. All Directors are also reimbursed for all reasonable expenses incurred in attending meetings. In addition, any non-employee Director elected or re-elected to the Board of Directors will annually receive a number of Nonqualified Stock Options based on a formula for so long as the status of non-employee Director is maintained. The formula aims to provide that number of stock options for the Company's Common Stock, which on the date of the grant, have a fair market value ("FMV"), comparable to the FMV of stock options and/or stock granted to non-employee directors of comparable companies as reported in the most recent survey by The Conference Board, Inc. and/or any other nationally recognized research firm(s) determined by the Board to be appropriate(1). Such stock options shall vest on the first anniversary date of the grant provided that, as of the anniversary date the Director's position had not been vacated by reason of resignation or removal for cause. In addition, from time to time, at the Board's discretion, non-employee Directors may be granted additional Nonqualified Stock Options under the then existing stock option plan(s).


(1) The formula is expressed: A/B = C where A = FMV of grants by comparable companies to their non-employee directors; B = per share FMV of PAR Common Stock on the date of the grant; and C = the number of shares of PAR Common Stock represented by Nonqualified Stock Options to be granted. By way of example, if the FMV of comparable companies is determined to be $20,000 and, on the day of the grant, the FMV of PAR Common Stock is $20 per share, the Director would be granted Nonqualified Stock Options representing 1,000 shares of PAR Common Stock.


                          REPORT OF THE AUDIT COMMITTEE

The information contained in the following report is subject to the disclaimer regarding "soliciting material" and "filed" information immediately following the Compensation Committee Report contained in this Proxy Statement.

For the fiscal year ending December 31, 2005, the Audit Committee consisted of three members, Directors Ahn, Haney and Simms, and operated under a written charter that was updated during the year. A copy of the current Audit Committee Charter as approved by the Committee and the Board is set forth in Appendix A to this Proxy Statement. Director Nielsen was appointed to the Committee in 2006. The Audit Committee reports to, and acts on behalf of, the Board by providing oversight of the financial management, independent registered public accounting firm and financial reporting process of the Company. The Company's management has the primary responsibility for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles ("U.S. GAAP"). The Company's management also has the primary responsibility for the financial reporting process, including the system of internal controls and procedures designed to ensure compliance with applicable laws, regulations and accounting standards. The Company's independent registered public accounting firm, KPMG LLP ("KPMG"), is responsible for auditing the Company's consolidated financial statements and expressing an opinion as to whether those consolidated financial statements fairly present, in all material respects, the consolidated financial position, results of operations, cash flows of the Company in conformity with U.S. GAAP and on management's assessment of the effectiveness of the Company's internal control over financial reporting. In addition, KPMG will express its own opinion on the effectiveness of the Company's internal control over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management and KPMG the audited consolidated financial statements in the Annual Report for the year ended December 31, 2005 (including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements); management's assessment of the effectiveness of the Company's internal control over financial reporting; and KPMG's evaluation of the Company's internal control over financial reporting. In addition, the Audit Committee has reviewed and discussed with KPMG such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 61 (Communication with Audit Committee), as amended. In addition, the Audit Committee has received from KPMG the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and held discussions with KPMG with respect to KPMG's independence from the Company's management and the Company itself.

The Audit Committee fully considered any non-audit services provided by KPMG and the fees and costs billed and expected to be billed by such firm for those services (described in the next section). In addition, the Audit Committee considered whether those non-audit services provided by KPMG are compatible with maintaining auditor independence. In reliance on the reviews and discussions with the Company's management and the independent registered public accounting firm, the Committee is satisfied that non-audit services provided to the Company by KPMG are compatible with and did not impair the independence of KPMG.

Access to the Audit Committee by the Company's internal auditors and by KPMG is unrestricted. The Audit Committee met and discussed with the Company's internal auditors and KPMG the overall scope and plans for their respective audits. The Audit Committee met with the Company's internal auditors to discuss the results of their examinations, their evaluations of the Company's internal controls, and their assessment of the overall quality of the Company's financial reporting.
These meetings were held both within and outside the presence of Company management.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, the inclusion of the audited consolidated financial statements in the Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

The Audit Committee has selected KPMG as the Company's independent registered public accounting firm for fiscal 2005. One or more representatives of KPMG are expected to be in attendance at the Annual Shareholder Meeting, where they will have the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

         Audit Committee
         Sangwoo Ahn, Chairman
         J. Whitney Haney
         Paul D. Nielsen, Ph.D.
         James A. Simms


Fees Paid to Independent Registered Public Accountants

The following table presents fees paid by the Company for professional services by KPMG during the years ended December 31, 2005 and December 31, 2004.

------------------------- --------------- ---------------
   Type of Fees                 2005            2004
------------------------- --------------- ---------------
Audit Fees                $      731,000  $      264,000

Audit-Related Fees                     0          17,000

Tax Fees                  $      125,000          89,000

All Other Fees                         0               0
------------------------- --------------- ---------------
Total:                    $      856,000  $      370,000
------------------------- --------------- ---------------

The categories of fees in the preceding table, in accordance with the SEC's rules and definitions, are defined as follows:

     Audit Fees are fees for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements.

     Audit-Related   Fees  are  fees  principally  for  audits  of  consolidated financial statements of employee benefit plans and due diligence services.

     Tax Fees are fees for professional services for federal, state and international tax compliance, tax advice and tax planning.

     All Other Fees are for any services not included in the first three categories.

The Audit Committee has concluded that the provision of the non-audit services listed above is compatible with maintaining the independence of the Company's independent registered public accounting firm. Consistent with SEC policies regarding auditor independence, the Audit Committee has established a policy to pre-approve all auditing services and permitted non-audit services, including the fees and terms thereof, performed by the independent registered public accounting firm.


                      CODE OF BUSINESS CONDUCT AND ETHICS

All of the Company's employees, including the Chief Executive Officer and the Chief Financial Officer ("Officers") are required to abide by the Company's Code of Business Conduct and Ethics (the "Code") to ensure the Company's business is conducted in a consistently legal and ethical manner. The full text of the Company's Code is available on the Company's website at http://www.partech.com/ptc/ptc-ir-front2.cfm. The Code is designed to deter wrongdoing and to promote: (a) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (b) full, fair, accurate timely and understandable disclosure in reports and documents that the Company files with or submits to the SEC and other public communications; (c) compliance with applicable governmental laws, rules and regulations; (d) the prompt internal reporting of violations of the Code to the appropriate person(s) identified in the Code; and
(e) accountability for adherence to the Code. The Company intends to disclose future amendments to, or waivers from, certain provisions of the Code that apply to the Officers and Directors and relate to the above elements by posting such information on our website within five calendar days following the date of such amendment or waiver.


                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

John W. Sammon, III and Karen E. Sammon, members of the immediate family of Dr. John W. Sammon, Jr., the Company's Chairman of the Board, President and Chief Executive Officer, are principals in Sammon and Sammon, LLC, doing business as Paragon Racquet Club. Paragon Racquet Club currently leases a portion of the Company's facilities at New Hartford, New York at a monthly base rate of $9,775. The Company provides membership to this facility to all local employees.

John Springer-Miller, the President and CEO of the Company's subsidiary, PAR Springer-Miller Systems, Inc., is the owner of the building in Stowe, Vermont, in which the subsidiary maintains its principal offices. The subsidiary currently leases the majority of the building from Mr. Springer-Miller at a monthly base rate of $30,000.

During the Company's 1996 secondary offering, Mr. Charles A. Constantino, a Director and a named Executive Officer of the Company, desired to sell a significant portion of his stock in the Company to generate liquid assets to be used for a personal purchase of property. The Company, however, believed that the sale of the quantity of shares Mr. Constantino desired to sell would have an adverse impact on the market price of the Company's stock, and therefore requested that Mr. Constantino not participate in the sale of shares during the secondary offering at the level he had proposed. Instead, the Company offered to extend Mr. Constantino loans which would allow him to go forward with his personal purchase. Consequently, during 1999, the Company's subsidiary, Rome Research Corporation, granted loans to Mr. Charles A. Constantino for the purpose of purchasing a home, with annual interest at the prime rate adjusted quarterly. Mr. Constantino's home served as collateral for these loans. Subsequent to July 30, 2002 the Company has not made any material changes to these loans. The largest aggregate amount outstanding (principal and interest) under these loans to Mr. Constantino throughout 2005 was $250,902. The principal and interest of these loans were due on demand from the Company. Mr. Constantino paid all outstanding principal and interest on this note in May, 2005.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Executive Officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based solely on its review of the copies of such reports received by the Company and written representations from reporting persons, the Company believes that all ownership filing requirements were timely met during 2005 except that: a Form 4 in connection with a sale of stock was filed late by Mr.
J. Whitney Haney, a director; Mr. Albert Lane, Jr., an Executive Officer, was late in filing two Form 4's in connection with two sales of stock; Mr. Gregory
T. Cortese, an Executive Officer, was late in filing a Form 4 in connection with a cashless exercise of stock options and was late in filing a Form 4 in connection with a gift of stock; and a Form 4 was filed late in connection with a sale of stock by Mr. Ronald J. Casciano, an Executive Officer.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company's Common Stock as of February 28, 2006, by each Director, by each of the named Executive Officers and by all Directors and Executive Officers as a group. The table also sets forth information regarding the ownership of the Company's Common Stock by certain holders of 5% or more of the Company's Common Stock based on several Schedule 13G filings with the SEC.

                                                  Amount and Nature
                                                    of Beneficial       Percent
Name of Beneficial Owner or Group(1)                 Ownership (2)  of Class (3)
--------------------------------------------------------------------------------

Dr. John W. Sammon, Jr.                               5,708,550 (4)    40.33%
Charles A. Constantino.............................     277,050         1.96%
Gregory T. Cortese ................................     330,310 (5)     2.28%
J. Whitney Haney...................................      28,500            *
Sangwoo Ahn........................................      84,000 (6)        *
Ronald J. Casciano ................................     116,850 (7)        *
Albert Lane, Jr.                                         45,949 (8)        *
James A. Simms.....................................      13,500 (9)        *
Kevin R. Jost......................................       3,534 (10)       *
Dr. Paul D. Nielsen................................           0            *
All Directors and Executive Officers
as a Group (10 persons)............................   6,608,243        45.12%
-----------------------------
*    Represents less than 1%

(1) Except as otherwise noted, the address for each beneficial owner listed above is c/o PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413-4991.

(2) Except as otherwise noted, each individual has sole voting and investment power with respect to all shares.

(3) Percent of Class is calculated utilizing 14,647,504 which is the number of the Company's outstanding shares as of February 28, 2006 and the number of options held by the named beneficial owners, if any, which become exercisable within 60 days thereafter.

(4) Includes 100 shares held jointly with Dr. Sammon's wife, Deanna D. Sammon. Does not include 286,500 shares beneficially owned by Mrs. Sammon in which Dr. Sammon disclaims beneficial ownership.

(5) Includes 330,250 shares which Mr. Cortese has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2006.

(6) Includes 24,000 shares which Mr. Ahn has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2006.

(7) Includes 116,850 shares which Mr. Casciano has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2006.

(8) Does not include 1500 shares beneficially owned by Mrs. Lane in which Mr. Lane disclaims beneficial ownership.

(9) Includes 13,500 shares which Mr. Simms has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2006.

(10) Includes 3,524 shares which Mr. Jost has or will have the right to acquire pursuant to the Company's 1995 Stock Option Plan as of April 29, 2006.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for each of the last three fiscal years awarded to, earned by, or paid to the Chief Executive Officer and the four other most highly compensated Executive Officers of the Company other than the Chief Executive Officer.



                           Summary Compensation Table

                                                                                Long Term
                                                                                Compensation
                                                  Annual Compensation             Awards
---------------------------------------------------------------------------------------------
                                                                                Securities
                                                                                Underlying
Name and                                                                        Options/          All Other
Principal Position                       Year      Salary       Bonus(1)        SAR's (#)(2)      Compensation(3)
------------------                       -----------------------------------------------------------------------

Dr. John W. Sammon, Jr.                     2005    $337,886         $244,000            0               $14,384
Chairman of the Board, President            2004    $309,837         $124,035            0                $9,963
and Chief Executive Officer                 2003    $300,500         $104,400            0                $7,691

Charles A. Constantino                      2005    $207,987         $101,200            0               $14,036
Executive Vice President                    2004    $245,864          $84,400            0                $9,916
and Director                                2003    $236,408          $73,200            0                $7,691

Gregory T. Cortese                          2005    $257,629         $135,000            0               $14,384
CEO & President, ParTech, Inc.              2004    $232,717          $75,413            0                $9,963
                                            2003    $231,750          $56,400            0                $7,720

Albert Lane, Jr.                            2005    $233,458         $216,434            0               $14,360
President, Rome Research                    2004    $239,519         $160,900       20,000                $9,958
Corporation and PAR Government              2003    $224,014         $157,900            0                $7,691
Systems Corporation

Ronald J. Casciano                          2005    $182,943          $86,100            0               $14,384
Vice President, C.F.O. & Treasurer          2004    $173,090          $49,483       40,000                $9,963
__________________                          2003    $161,952          $40,200            0                $7,024



(F1) Cash bonus awards earned in the respective fiscal year.

(F2) Represents  stock options  granted  under the  Company's  1995 Stock Option
     Plan.

(F3) All Other Compensation column consists only of Company contributions to the Company's Employee Retirement Plan and Trust and the Company's matching contribution to the 401(k) savings plan.

The policies and practices of the Corporation pursuant to which the compensation set forth in the Summary Compensation Table was paid or awarded is described under "Compensation Committee Report" set forth elsewhere in this Proxy Statement.

         Aggregated Option Exercises in 2005 and Year-End Option Values

The table which follows sets forth information concerning exercises of stock options during 2005 by each of the Executive Officers named in the Summary Compensation Table and the value of his unexercised options as of December 31, 2005 based on a fair market value of $18.63 per share of the Company's Common Stock on such date:

                                        Shares                         Number of Unexercised      Value of Unexercised in the
                                      Acquired on     Value(1)          Options at 12/31/05      Money Options at 12/31/05(2)
                                                                  --------------- -------------- -------------- --------------
               Name                   Exercise       Realized      Exercisable     Unexercisable  Exercisable    Unexercisable
----------------------------------- -------------- -------------- --------------- -------------- -------------- --------------

Ronald J. Casciano                        22,500        $382,360         100,000        53,250      $1,649,003       $672,191

Charles A. Constantino                     -----           -----           -----         -----           -----          -----

Gregory T. Cortese                       146,550      $2,349,467         335,250         -----      $5,435,771          -----

Albert Lane, Jr.                          30,682        $294,100          12,267        17,733        $164,378       $237,622

Dr. John W. Sammon, Jr.                    -----           -----           -----         -----           -----          -----
----------------------------------- -------------- -------------- --------------- -------------- -------------- --------------


(F1) The Value Realized equals the aggregate amount of the excess of the fair market value on the date of exercise (the average of the high and low prices of the Company's Common Stock as reported in the Wall Street Journal for the exercise date) over the relevant exercise price(s).

(F2) The value is calculated based on the aggregate amount of the excess of $18.63 (the fair market value of the Company's Common Stock on 12/31/05) over the relevant exercise price(s).

Employment  Contracts  and  Termination  of  Employment  and   Change-in-Control
Arrangements


The Company has an arrangement with Mr. Cortese that provides that in the event Mr. Cortese is terminated from the Company without cause he is entitled to receive severance payment equal to one year of his base salary as of the time of termination.


                          COMPENSATION COMMITTEE REPORT

The information contained in the following report is subject to the disclaimer regarding "soliciting material" and "filed" information immediately following this Compensation Committee Report.

Committee Membership and Process

For the fiscal year ending December 31, 2005, the Compensation Committee consisted of three members, Directors Jost, Haney and Simms, all of whom have been determined by the Board to be "independent. The responsibilities of the Compensation Committee are set forth in the Committee's charter and include the review and evaluation of the Chief Executive Officer's compensation; review and approval of compensation packages, as recommended by the Chief Executive Officer, for the Executive Officers of the Company; the review and discussion with the Company's Chief Executive Officer, on at least an annual basis, of the incentive compensation programs for the fiscal year as well as the corporate goals and objectives related to such programs; oversight of the administration of the Company's incentive, equity based and other compensatory plans; the recommendation of changes and/or the adoption of new plans to the Board, as appropriate; and the annual review of the Company's retirement and other compensation programs that involve significant cost to the Company.

Executive Compensation Policy

In developing its compensation policies, the Committee has sought to further the Company's objectives of attracting, motivating, retaining and rewarding the management talent necessary to achieve the Company's performance goals and maintaining its leadership position in the industries in which it competes. Accordingly, the Committee has adopted the following overriding policies:

     o    Executive   compensation   must  be  tied  to  the  Company's  general
          performance and achievement of financial and strategic goals;

     o Executive compensation opportunities should be competitive with those provided by other companies of comparable size engaged in similar businesses; and

     o Executive compensation should provide incentives that align the long-term financial interests of the Company's Executive Officers with those of its shareholders.

Compensation for the Company's Executive Officers in 2005 was consistent with the above policies. The primary responsibility of the Company's Chief Executive Officer and its other Executive Officers is the enhancement of shareholder value through balancing the requirements of long term growth with the achievement of short term performance. The contribution an Executive Officer has made to achieve the Company's short term strategic performance objectives as well as that Executive Officer's anticipated contribution toward long term objectives provide the basis upon which the officer's individual compensation awards are established.

Elements of Executive Compensation

To meet its policy objectives for Executive Officer compensation, the Company's Executive Officers are compensated through a combination of Base Salary, Bonuses, Stock Options, Deferred Compensation and various benefits, including medical and 401(k) plans generally available to employees of the Company.

Base Salary. In setting the annual base salary of the Chief Executive Officer and in reviewing and approving the annual base salaries of the other Executive Officers, the Compensation Committee considered the salaries of relative executives in similar positions, the level and scope of responsibility, experience and performance of the Executive Officer, the financial performance of the Company; and other overall general economic factors. The Compensation Committee believes the companies with which the Company competes for compensation purposes are not necessarily the same companies with which shareholder cumulative returns are compared. The peer groups used in the Performance Graph below include the Standard & Poor's 500 Stock Index and those companies deemed most comparable to the Company's businesses for the purpose of measuring stock performance. In contrast, the salary information utilized by the Company and the Compensation Committee includes national third party survey data for salaries in the high technology group within the durable goods industry sector as reported in a nationally recognized report on executive compensation. An objective of the Compensation Committee is to approve a salary for each Executive Officer within a range with a midpoint near the average midpoint for similar positions at comparable companies taking into account variables of the comparable companies, such as the size and industry, geographic location, and comparison of duties. Consideration is also given to the individual performance of that Executive Officer, the performance of the organization over which the Executive Officer has responsibility, the performance of the Company and general economic conditions (with each factor being weighted as the Compensation Committee deems appropriate).

Bonuses. The purpose of the Company's bonus program for Executive Officers is to provide incentive based compensation to Executive Officers for meeting and exceeding pre-established financial performance goals for the respective business units under their control. In general, the financial performance goals of the Executive Officers (other than the Chief Executive Officer) are approved by the Chief Executive Officer. For 2005, for Executive Officers of all business units, the financial performance measures taken into consideration to determine an appropriate bonus included profit before tax, revenue and accounts receivable collection cycle. Bonuses for Executive Officers overseeing the Company's Hospitality business segment, ParTech, Inc., included the additional element of inventory turns.

Stock Options. In furtherance of the objective of providing long-term financial incentives that relate to improvement in long-term shareholder value, the Company awards stock options to its key employees (including Executive Officers other than Dr. Sammon and Mr. Constantino) under the Company's 1995 Stock Option Plan ("Option Plan"). Stock options ("Options") granted under the Option Plan may be either Incentive Stock Options as defined by the Internal Revenue Code ("Incentive Stock Options") or Options which are not Incentive Stock Options ("Nonqualified Stock Options"). Upon review of recommendations from the Compensation Committee, the Stock Option Committee determines the key employees of the Company and its subsidiaries who shall be granted Options, the type of Options to be granted, the terms of the grant and the number of shares to be subject thereto. Option grants become exercisable no less than six months after the grant and typically expire ten (10) years after the date of the grant. Option grants are discretionary and are reflective of the value of the recipient's position, as well as the current performance and continuing contribution of that individual to the Company.

Deferred Compensation. The Company sponsors an unfunded Deferred Compensation Plan for a select group of highly compensated employees that includes the Executive Officers. The Deferred Compensation Plan was adopted effective March 4, 2004. Participants may make voluntary deferrals of their salary to the plan in excess of tax code limitations that apply to the Company's qualified plan. The Company also has the sole discretion to make employer contributions to the plan on behalf of the participants, though it did not make any employer contributions in 2005. Contributions to the plan are held in a rabbi-trust established by the Company and invested in a group variable universal life insurance contract insuring the lives of the participants. The group variable universal life insurance contract is owned by the Company and subject to the claims of its creditors. Contributions to the plan are allocated to a separate account established in each participant's name. Each separate account is credited with the participant's elective deferrals and Company contributions, if any. The value of each participant's account is credited or debited with deemed earnings, gains or losses based on the cash surrender value of the group variable universal life insurance contract. Distribution of a participant's account balance is permitted upon that participant's termination of employment, death, disability or financial hardship. Payment of a participant's account balance will be made in a lump sum payment or in annual installments over a period of two to 15 years, as selected by the participant. The plan also provides that if a participant dies, a death benefit equal to $10,000 shall be paid in addition to the account balance as of the time of the participant's death.

Benefits and Perquisites. The Company makes available to its Executive Officers the medical, dental, profit sharing plan, 401(k) plan and life insurance benefits that are generally available to Company employees. Under the 401(k) plan, all participants receive a matching contribution at the rate of 10% from the Company. The amount of any perquisites received by the Company's Executive Officers, as determined in accordance with the rules of the SEC relating to executive compensation, did not exceed 10% of the respective Executive Officer's salary for fiscal 2005.

Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code of 1986, as amended, provides that compensation in excess of $1,000,000 paid to the Chief Executive Officer or to any of the other four most highly compensated executive officers of a publicly held company will not be deductible for federal income tax purposes unless such compensation is paid pursuant to one of the enumerated exceptions set forth in Section 162(m). The Company's primary objective in designing and administering its compensation policies is to support and encourage the achievement of the Company's long-term strategic goals and to enhance stockholder value. In general, stock options granted under the Company's 2005 Equity Incentive Plan are intended to qualify under and comply with the "performance based compensation" exemption provided under Section 162(m), thus excluding from the Section 162(m) compensation limitation any income recognized by executives at the time of exercise of such stock options. Because salary and bonuses paid to our Chief Executive Officer and four most highly compensated executive officers, have been below the $1,000,000 threshold, the Committee has elected, at this time, to retain discretion over bonus payments, rather than to ensure that payments of salary and bonus in excess of $1,000,000 are deductible. The Committee intends to review periodically the potential impacts of Section 162(m) in structuring and administering the Company's compensation programs.

Chief Executive Officer Compensation for Fiscal 2005

The Compensation Committee reviews, on at least an annual basis, the goals and objectives relevant to the compensation of the Company's Chief Executive Officer and evaluates the Chief Executive Officer's performance in light of those goals and objectives. Based on this evaluation, either as a committee or together with the other independent Directors directed by the Board, the Compensation Committee determines and approves the compensation of the Chief Executive Officer. The Compensation Committee's recommendation to the Board for the 2005 compensation of the Chief Executive Officer was based on the policies and practices described above for Executive Compensation in general. Dr. Sammon's 2005 base salary was established after review of his performance and the comparative information from the third party salary survey data. Dr. Sammon's base salary in 2005 was $337,886, which is below the midpoint of the compensation peer group contained in the third party survey and reflects an increase of 9% over Dr. Sammon's base salary for 2004.

In establishing Dr. Sammon's total compensation package, the Compensation Committee also considered the financial performance of the Company in 2005 and compared this performance to the 2005 goals the Compensation Committee (with Dr. Sammon recused) had established for Dr. Sammon a year earlier during the course of his 2004 performance review. The Compensation Committee noted the Company exceeded all of the pre-established financial performance goals to the extent that would entitle the Chief Executive Officer to payment of a 2005 bonus in the amount of $244,000.

Dr. Sammon, the Company's founder, became a shareholder before the Company became publicly-owned and has not, to date, been granted options under the Option Plan or any of the Company's previous stock option plans in view of his already existing substantial interest in maximizing the value of the Company's Common Stock. In addition, as Chairman of the Stock Option Committee, Dr. Sammon is considered a "disinterested person" and therefore was not eligible to receive stock option grants under the 1995 Option Plan.

         Compensation Committee

         Kevin R. Jost, Chairman
         J. Whitney Haney
         Dr. Paul D. Nielsen
         James A. Simms

Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended (the "1933 Act") or the Securities Exchange Act of 1934 (the "1934 Act") that might incorporate by reference this Proxy Statement, in whole or in part, the Report of the Audit Committee found earlier in this Proxy Statement, the above Compensation Committee Report and the Performance Graph set forth below shall not be deemed to be incorporated by reference into any filing under the 1933 Act or the 1934 Act, except to the extent the Company specifically incorporates them by reference into a filing under the 1933 Act or the 1934 Act, nor shall such Report of the Audit Committee, Compensation Committee Report or Performance Graph be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A or 14C under the 1934 Act or to the liabilities of
Section 18 of the 1934 Act, except to the extent the Company specifically incorporates them by reference into a filing under the 1933 Act or the 1934 Act. As of the date of this Proxy Statement, the Company has made no such incorporation by reference or request.


                                PERFORMANCE GRAPH

The following performance graph compares the cumulative total shareholder return on the Company's Common Stock with the Standard & Poor's 500 Index and the common stock of a self constructed peer group made up of companies on an industry basis, which companies' returns are weighted according to their respective market capitalizations at the beginning of each year for which the return is calculated. The graph is constructed on the assumption that $100 was invested in each of the Company's Common Stock, the S&P 500 Stock Index, and the peer group on December 31, 2000. The year-end values of each investment are based on share price appreciation and the reinvestment of dividends.



                                         Cumulative Total Return ($)
--------------------------------------------------------------------------------
                             12/00   12/01   12/02    12/03    12/04    12/05
--------------------------------------------------------------------------------

PAR TECHNOLOGY CORPORATION  100.00  138.67  368.00   426.13    603.73   1482.53
S & P 500                   100.00   88.12   68.64    88.33     97.94    102.75
PEER GROUP                  100.00   84.96   77.78   114.98    178.98    246.56


[GRAPH OMITTED]

* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

Graph and  Chart:  Copyright  (C) 2006,  Standard & Poor's,  a  division  of The
McGraw-Hill        Companies,        Inc.       All       rights       reserved.
www.researchdatagroup.com/S&P.htm


The  following  companies are included in the Company's  self  constructed  Peer
Group: Aspeon, Inc. (formerly known as Javelin Systems, Inc.); Micros Systems, Inc.; Radiant Systems, Inc. and PAR Technology Corporation.

Proposal 2: Approval of the PAR  Technology  Corporation  2005 Equity  Incentive
Plan

At the Annual Meeting, the stockholders will be requested to consider and act upon a proposal to approve the Corporation's 2005 Equity Incentive Plan, as amended (the "Stock Plan"). On December 28, 2005, the Board of Directors approved, subject to stockholder approval at the Annual Meeting, the adoption of the Stock Plan, and further amended the Stock Plan on March 29, 2006 to increase the number of shares subject to issuance thereunder to 1,000,000, all subject to stockholder approval.

The stockholders will be requested at the Annual Meeting to consider and act upon a proposal to approve the Stock Plan, as amended. The Board of Directors believes that the Corporation's ability to continue to attract and retain qualified employees is in large part dependent upon the Corporation's ability to provide such employees long-term, equity-based incentives in the form of stock options as part of their compensation. The Corporation's 1995 Stock Option Plan terminated according to its terms in April 2005. The Board of Directors believes that the approval of the Stock Plan, as amended, would allow for the continuation of the Corporation's current equity compensation program for employees, directors and other service providers to the Corporation. An affirmative majority of the votes cast by the stockholders present or represented by proxy and entitled to vote at the Annual Meeting is required to approve the amendment.

The maximum aggregate number of shares of Common Stock available for issuance under the Stock Plan is 1,000,000 shares. The shares of Common Stock available for issuance under the Stock Plan are subject to adjustment for any stock dividend, recapitalization, stock split, stock combination or certain other corporate reorganizations. Shares issued may consist in whole or in part of authorized but unissued shares or treasury shares. Shares subject to an award that expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded will again be available for award under the Stock Plan. The maximum number of shares which may be granted to an individual in a fiscal year is the number of shares of Common Stock that are authorized for issuance pursuant to the Plan.

On the record date for the Annual Meeting, the market price, as reported by the New York Stock Exchange, of Common Stock, the class of stock underlying all options, awards and purchases subject to the Stock Plan was $17.91 per share. As of the record date for the Annual Meeting, no options to purchase shares of Common Stock were issued to non-officer employees of the Corporation.

As described under Director Compensation elsewhere in this Proxy Statement, it is the Company's policy to annually grant non-employee Directors a number of Nonqualified Stock Options based on a formula. The formula aims to provide that number of stock options for the Company's Common Stock, which on the date of the grant, have a fair market value ("FMV"), comparable to the FMV of stock options and/or stock granted to non-employee directors of comparable companies as reported in the most recent survey by The Conference Board, Inc. and/or any other nationally recognized research firm(s) determined by the Board to be appropriate. Such stock options vest on the first anniversary date of the grant provided that, as of the anniversary date the Director's position had not been vacated by reason of resignation or removal for cause.

A summary of the Stock Plan is set forth below. The full text of the Stock Plan is attached to this Proxy Statement as Appendix B.

The Stock Plan

The Stock Plan was adopted by the Board of Directors on December 28, 2005 and was amended on March 29, 2006. The Stock Plan currently provides for the issuance of a maximum of 1,000,000 shares of Common Stock pursuant to the grant to employees of Incentive Stock Options ("ISOs") within the meaning of Section 422 of the Code and the grant of Non-Qualified Stock Options (the "NQSOs"), stock awards ("Awards") or opportunities to make direct purchases of stock in the Corporation ("Purchases") to employees, consultants, directors and executive officers of the Corporation. As of March 1, 2006, 1,591 employees (including directors who are also employees of the Corporation and executive officers) and 5 non-employee directors are eligible to participate in the Stock Plan.

The Stock Plan is administered by the Board of Directors. The Board may, to the extent permitted by applicable law, delegate any or all of its powers under the Stock Plan to the Corporation's Compensation Committee. Each grant of an ISO, NQSO, Award or right to Purchase shall be evidenced by a written document delivered to the participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Stock Plan as the Board of Directors considers necessary or advisable. Each type of grant may be made alone, in addition to, or in relation to any other type of grant. The terms of each type of award need not be identical and the Board need not treat participants uniformly. The Board may amend, modify or terminate any outstanding grant, including substituting therefor another award, changing the date of exercise or realization and converting an incentive stock option to a nonqualified stock option, provided that the participant's consent to such action shall be required unless the Board determines that the action would not materially and adversely affect the participant.

The Board of Directors will determine whether grants pursuant to the Stock Plan are settled in whole or in part in cash, Common Stock, other securities of the Company, other property or such other methods as the Board of Directors may deem appropriate. In the Board's discretion, tax obligations required to be withheld in respect of an award may be paid in whole or in part in shares of Common Stock, including shares retained from such award. The Board will determine the effect on an award of the death, disability, retirement or other termination of employment of a participant and the extent to which and period during which the participant's legal representative, guardian or designated beneficiary may receive payment of an award or exercise rights thereunder. Except as otherwise provided by the Board, grants under the Stock Plan are not transferable other than as designated by the participant by will or by the laws of descent and distribution or, in the case of NQSOs and Purchase rights only, pursuant to a valid domestic relations order or to certain trusts or other estate planning vehicles.

The Board of Directors in its discretion may take certain actions in order to preserve a participant's rights in the event of a change in control of the Company, including (i) providing for the acceleration of any time period relating to the exercise or realization of the grant, (ii) providing for the purchase of the grant for an amount of cash or other property that could have been received upon the exercise or realization of the grant had the award been currently exercisable or payable, (iii) adjusting the terms of the award in order to reflect the change in control, (iv) causing the award to be assumed, or new rights substituted therefor, by another entity, or (v) making such other provision as the Board may consider equitable and in the best interest of the Corporation, provided that, in the case of an action taken with respect to an outstanding award, the participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the participant.

The Board of Directors of the Corporation may amend, suspend or terminate the Stock Plan or any portion thereof at any time; provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, rules or regulations.

Options
Subject to the provisions of the Stock Plan, the Board of Directors has the authority to select the optionees and determine the terms of the options granted, including: (i) the number of shares subject to each option, (ii) when the option becomes exercisable, (iii) the exercise price of the option, (iv) the duration of the option and (v) the time, manner and form of payment upon exercise of an option. The Board of Directors determines the exercise price per share for NQSOs, Awards and Purchases under the Stock Plan, so long as such exercise price is no less than the minimum legal consideration required therefor under the laws of any jurisdiction in which the Corporation may be organized. As provided under the Plan, the number of shares of Common Stock underlying a stock option and the exercise price thereof will continue to adjust when the Corporation effects a stock split, stock dividend, merger or similar event. The exercise price per share for each ISO and NQSO to be granted under the Stock Plan may not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation, the price per share for such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant. Each option granted will expire on the date specified by the Board of Directors, but not more than (i) ten years from the date of grant in the case of options generally and (ii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation. Generally, no ISO may be exercised more than 90 days following termination of employment. However, in the event that termination is due to death or disability, the option is exercisable for a maximum of 180 days after such termination.

Purchases
Subject to provisions of the Stock Plan, the Board of Directors may grant shares of restricted stock to participants, with such restricted periods and other conditions as the Board may determine and for no cash consideration or such minimum consideration as may be required by applicable law. During the restricted period, unless otherwise determined by the Board, stock certificates evidencing the restricted shares will be held by the Company and may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board. At the expiration of the restricted period, the Company will deliver such certificates to the participant or, if the participant has died, to the beneficiary designed by the participant.

Awards
Subject to the provisions of the 2006 Plan, the Board of Directors may award stock awards, which may be designated as award shares by the Board, subject to such terms, restrictions, conditions, performance criteria, vesting requirements and payment needs, if any, as the Board shall determine. Shares of Common Stock or other rights awarded in connection with a stock award shall be issued for no cash consideration or such minimum consideration as may be required by law.

United States Federal Income Tax Consequences

The following discussion of United States federal income tax consequences of the issuance and exercise of options, Awards and Purchases granted under the Stock Plan is based upon the provisions of the Code as in effect on the date of this Proxy Statement, current regulations and existing administrative rulings of the Internal Revenue Service, all of which are subject to change (perhaps with retroactive effect). It is not intended to be a complete discussion of all of the United States federal income tax consequences of these plans or of the requirements that must be met in order to qualify for the described tax treatment. In addition there may be foreign, state, and local tax consequences that are not discussed herein.

Incentive Stock Options: The following general rules will be applicable under current United States federal income tax law to ISOs granted under the Stock
Plan:

     1. In general, no taxable income results to the optionee upon the grant of an ISO or upon the issuance of shares to him or her upon the exercise of the ISO, and the Corporation is not entitled to a federal income tax deduction upon either the grant or exercise of an ISO. However, under certain circumstances there may be alternative minimum tax, as described above.

     2.   If shares  acquired upon exercise of an ISO are not disposed of within
          (i) two years following the date the ISO was granted or (ii) one year following the date the shares are issued to the optionee pursuant to the ISO exercise (the "Holding Periods"), the difference between the amount realized on any subsequent disposition of the shares and the exercise price will generally be treated as capital gain or loss to the optionee.

     3. If shares acquired upon exercise of an ISO are disposed of and the optionee does not satisfy the requisite Holding Periods (a "Disqualifying Disposition"), then in most cases the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the exercise price or (ii) the actual gain on disposition, will be treated as compensation to the optionee and will be taxed as ordinary income in the year of such disposition.

     4. In any year that an optionee recognizes ordinary income on a Disqualifying Disposition of stock acquired by exercising an ISO, the Corporation generally will be entitled to a corresponding deduction for federal income tax purposes, provided the Corporation reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

     5. The difference between the amount realized by the optionee as the result of a Disqualifying Disposition and the sum of (i) the exercise price and (ii) the amount of ordinary income recognized under the above rules will be treated as capital gain or loss.

     6. Capital gain or loss recognized by an optionee on a disposition of shares will be long-term capital gain or loss if the optionee's holding period for the shares exceeds 12 months.

     7. An optionee may be entitled to exercise an ISO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price, if the optionee's ISO agreement so provides. If an optionee exercises an ISO in such fashion, special rules will apply.

     8. In addition to the tax consequences described above, the exercise of ISOs may result in a further "alternative minimum tax" under the Code. The Code provides that an "alternative minimum tax" (at a maximum rate of 28%) will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the ISO exceeds the exercise price is included in the optionee's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an ISO may be entitled to a tax credit against his or her regular tax liability in later years.

     9. Special rules apply if the Common Stock acquired through the exercise of an ISO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Non-Qualified Options: The following general rules are applicable under current federal income tax law to NQSOs to be granted under the Stock Plan.

     1. The optionee generally does not recognize any taxable income upon the grant of a NQSO, and the Corporation is not entitled to a federal income tax deduction by reason of such grant.

     2. The optionee generally will recognize ordinary compensation income at the time of exercise of the NQSO in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. The Corporation may be required to withhold income tax on this amount.

     3. When the optionee sells the shares acquired through the exercise of a NQSO, he or she generally will recognize a capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and his or her basis in the stock (generally, the exercise price plus the amount taxed to the optionee as ordinary income). If the optionee's holding period for the shares exceeds 12 months, such gain or loss will be a long-term capital gain or loss.

     4. The Corporation generally should be entitled to a federal income tax deduction when ordinary income is recognized by the optionee pursuant to the exercise of a NQSO, provided the Corporation reports the income on a timely provided and filed Form W-2 or 1099, whichever is applicable.

     5. An optionee may be entitled to exercise a NQSO by delivering shares of the Corporation's Common Stock to the Corporation in payment of the exercise price. If an optionee exercises a NQSO in such fashion, special rules will apply.

     6. Special rules apply if the Common Stock acquired through the exercise of a NQSO is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

Awards and Purchases: The following general rules are applicable under current federal income tax law to the grant of Awards and Purchases under the Stock
Plan:

     1. Persons receiving Common Stock pursuant to an award of Common Stock ("Award") or a grant of an opportunity to purchase Common Stock ("Purchase") generally recognize ordinary income equal to the fair market value of the shares received, reduced by any purchase price paid.

     2. The Corporation generally will be entitled to a corresponding federal income tax deduction. When such stock is sold, the seller generally will recognize capital gain or loss.

Special rules apply if the stock acquired pursuant to an Award or Purchase is subject to vesting, or is subject to certain restrictions on resale under federal securities laws applicable to directors, officers or 10% stockholders.

The Board of Directors unanimously recommends a vote FOR the proposal to approve the 2005 Equity Incentive Plan. Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies.


Proposal 3: Approval the amendment of the Certificate of Incorporation to increase the authorized shares of voting Common Stock from 19,000,000 to 29,000,000.

The Corporation's Certificate of Incorporation (the "Certificate") presently authorizes the issuance of 20,000,000 shares, consisting of 19,000,000 shares of common stock, par value $.02 per share and 1,000,000 shares of preferred stock, par value $.02 per share. The Board of Directors has determined that the Certificate should be amended to increase the number of authorized shares of common stock from 19,000,000 to 29,000,000, and has unanimously approved, subject to stockholder approval, an amendment to the Certificate to effect this increase.

As of March 22, 2006, there were 14,157,620 shares of common stock issued and outstanding; 1,778,304 shares of common stock held in treasury; and 1,237,000 shares of common stock reserved for issuance upon the award of restricted stock or the exercise of options or other equity awards under equity compensation plans. This leaves a total of 1,827,076 shares of common stock available for future issuance or reservation. There are no shares of preferred stock outstanding.

The Board of Directors believes that an increase in the number of authorized shares of common stock is necessary to provide the Corporation with additional financial flexibility to meet its future business needs. If the proposed amendment is approved by the stockholders, the Corporation will have additional shares available for acquisitions, financings, stock option plans, stock dividends or stock splits, and other corporate purposes. The additional shares would be available for issuance without further stockholder approval, except as may be required by applicable law or the rules of the New York Stock Exchange. Other than as permitted or required under the Corporation's equity compensation plans, there are no current plans or other existing or proposed agreements or understandings to issue or reserve for further issuance the additional shares of common stock.

If and when issued, the newly authorized shares of common stock would have the same rights and privileges as the shares of common stock currently authorized. The number of authorized shares of preferred stock would not be affected by the proposed amendment.

The issuance of additional shares of common stock could have a dilutive effect on earnings per common share and on the equity and voting power of those holding shares of common stock at the time of issuance, as stockholders do not have preemptive rights. In addition, the proposed amendment could have an anti-takeover effect, as additional shares of common stock could be issued to dilute the stock ownership and voting power of, or increase the cost to, a person seeking to obtain control of the Corporation. However, the proposed amendment is not being proposed for such purposes and is not in response to any known effort to accumulate shares of common stock or obtain control of the Corporation.

The text of the proposed amendment to the Certificate is attached as Appendix C.

Pursuant to Sections 242 and 245 of the Delaware General Corporations Law, the amendments to the Certificate must be approved also by the holders of a majority of the Corporation's issued and outstanding shares of common stock. If approved, this proposed amendment will become effective upon the filing of the Certificate with the Secretary of State of the State of Delaware.

The Board of Directors unanimously recommends a vote FOR the proposal to approve the amendment of the Certificate of Incorporation to increase the authorized shares of voting common stock from 19,000,000 to 29,000,000. Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies.


Proposal 4: Ratification of the Selection of Independent Registered Public Accounting Firm

On the recommendation of the Audit Committee, the Board has selected KPMG as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the 2006 fiscal year. KPMG has been employed to perform this function since October 9, 2003.

Although this appointment is not required to be submitted to a vote of the shareholders, the Board generally requests the shareholders ratify the appointment. If the shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for their rejection and the Board will reconsider the appointment.

The Board of Directors unanimously recommends a vote FOR the proposal to ratify the selection of KPMG. Proxies solicited by the Board will be so voted unless shareholders specify otherwise in their proxies.

                                  OTHER MATTERS

Other than the foregoing, the Board knows of no matters that will be presented at the Annual Meeting for action by shareholders. However, if any other matters properly come before the Meeting, or any postponement or adjournment thereof, the persons acting by authorization of the proxies will vote thereon in accordance with their judgment.


                              AVAILABLE INFORMATION

The  Company's  Annual  Report on Form  10-K,  Quarterly  Reports  on Form 10-Q,
Current Reports on Form 8-K and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, are available under the SEC Filings link on our website http://www.partech.com/ptc/ptc-ir-front2.cfm as soon as reasonably practicable after PAR electronically files such reports with, or furnishes those reports to, the Securities and Exchange Commission. PAR's Corporate Governance Guidelines, Board of Directors committee charters (including the charters of the Audit Committee, Compensation Committee, and Nominating and Governance Committee) and code of ethics entitled "Code of Business Conduct and Ethics" also are available at that same location on our website. Stockholders can receive free printed copies of these documents by directing a written or oral request to: PAR Technology Corporation; Attention: Investor Relations; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, NY 13413-4991; 315-738-0600; http://www.partech.com/ptc/rfi-form.cfm.


                  SHAREHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

Shareholders may submit proposals on matters appropriate for shareholder action at the Company's annual meetings consistent with the regulations adopted by the SEC and the By-Laws of the Company. To be considered for inclusion in next year's Proxy Statement and form of proxy relating to the 2007 Annual Meeting, any shareholder proposals must be received at the Company's general offices no later than the close of business on December 13, 2006. If a matter of business is received by February 26, 2007, the Company may include it in the Proxy Statement and form of proxy and, if it does, it may use its discretionary authority to vote on the matter. For matters that are not received by February 26, 2007 the Company may use its discretionary voting authority when the matter is raised at the Annual Meeting, without inclusion of the matter in its Proxy Statement. Proposals should be addressed to Gregory T. Cortese, Secretary; PAR Technology Corporation; PAR Technology Park; 8383 Seneca Turnpike; New Hartford, New York 13413-4991. The Company recommends all such submissions be sent by Certified Mail - Return Receipt Requested.

                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              Gregory T. Cortese
                                              Secretary
April 11, 2006

                                   Appendix A

                           PAR TECHNOLOGY CORPORATION
                             AUDIT COMMITTEE CHARTER



Membership

The Audit Committee (the "Committee") of PAR Technology Corporation (the "Company") shall consist of at least three members of the Board of Directors (the "Board"). Members shall be appointed upon the recommendation of the Nominating and Corporate Governance Committee and may be removed by the Board in its discretion. All members of the Committee will meet the independence and other requirements of the Audit Committee Policy of the New York Stock Exchange,
Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission"). At least one member of the Committee shall, in the assessment of the Board, qualify and be identified as an audit committee financial expert as defined by the Commission. All members of the Committee shall be financially literate at the time of their appointment to the Committee or within a reasonable time thereafter. Members of the Committee shall not simultaneously serve on the audit committees of more than two other public companies unless the Board determines that simultaneous service would not impair the ability of the member to effectively serve on the Committee and the Board discloses this determination in the Company's annual proxy statement.

Purpose

The Company's management is responsible for preparing the Company's financial statements and the Company's independent auditor is responsible for auditing those financial statements. The Audit Committee's purpose shall be to:

     1. Prepare an audit committee report as required by the SEC to be included in the Company's annual proxy statement.

     2.   Assist the Board in its oversight of:

          a.   the integrity of the Company's financial statements;

          b.   the Company's compliance with legal and regulatory requirements;

          c.   the   Company's   independent   auditor's    qualifications   and
               independence; and

          d. the performance of the Company's internal audit function and independent auditors


The financial management and the independent auditors of the Company have more time, knowledge and more detailed information on the Company than do Committee members. Therefore, in carrying out its responsibilities to assist the Board in the above oversight functions, the Committee is not providing any expert or special assurance as to the Company's financial statements or any certification as to the work of the independent auditors.

Meetings

The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All Committee members are expected to attend each meeting, in person or via teleconference or video-conference. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. Meeting agendas will be prepared and provided to members in advance, along with appropriate briefing materials. Minutes will be prepared.

In addition to meetings with Company officers and employees, the independent auditor or outside counsel or other advisers as necessary to fulfill its responsibilities, the Committee shall, on a regular basis, hold separate private meetings with the following to discuss any matters either party believes should be discussed privately:

               o    Company management;
               o    the Company's independent auditors; and
               o    the Company's internal auditor

Authority & Responsibilities

In carrying out its purpose, the Committee shall have the following authority and responsibilities:

A.   Oversight of Independent Auditor

1. The independent auditor is ultimately accountable to the Board and the Committee. Therefore, the Committee, subject to any action that may be taken by the full Board, has the ultimate authority and is directly responsible for the appointment, compensation, evaluation, retention, oversight of the work and when appropriate termination of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The oversight responsibility includes resolution of disagreements between management and the independent auditor regarding financial reporting. Each such registered public accounting firm shall report directly to the Committee.

2. To assist the Board in its oversight of the independence, qualifications and performance of the independent auditor the Committee shall:

     a. assess the auditor's independence by at least annually obtaining and reviewing a report from the independent auditor delineating all relationships between the Company and the independent auditor, including non-audit services, consistent with Independence Standards Board Standard Number 1;

     b. discuss with the independent auditor any such disclosed relationships and their impact or potential impact on the auditor's independence and objectivity, taking into account the opinions of management and the internal auditors; and

     c. set clear policies for the hiring of employees or former employees of the Company's independent auditors who participated in any capacity in the audit of the Company taking into account the pressures that may exist for auditors seeking a job with the company they audit.

     d. at least annually obtain and review a report from the independent auditor that describes:

          i.   the audit firm's internal quality-control procedures;

          ii. any material issues raised by the firm's most recent internal quality control review, or peer review, or by any inquiry or investigation by governmental or professional authorities within the most recent five years relating to one or more independent audits carried out by the firm; and

          iii. any steps taken to deal with any such issues

     e. (after reviewing the independent auditor's report and the independent auditor's work throughout the year) review and evaluate the qualifications, performance and independence of the independent auditor and lead partner of the independent auditor team taking into account the opinions of the Company's management and the internal auditors;

     f. discuss with management the timing and process for implementing the rotation of the lead audit partner, and the concurring (review) partner and any other active audit engagement team partner;

     g. consider and discuss with management whether it is appropriate to adopt a policy of rotating the independent audit firm on a regular basis;

     h. review and approve the independent auditor's proposed audit scope and approach, including staffing of the audit and coordination of audit effort with internal audit;

3. The Committee shall regularly report to the full Board about Committee activities, issues and related recommendations and present the Committee's conclusions with respect to the audit firm's quality controls, independence, qualifications and performance and review any issues that arise with respect to the performance and independence of the independent auditors.

4. The Committee shall have the sole authority to approve all audit engagement fees and terms and the Committee, or a member of the Committee, must pre-approve any auditing services and permitted non-audit services, including the fees and terms thereof provided by the Company's independent auditor, subject to the de minimus exception for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Committee prior to the completion of the audit.


B.   Oversight of Internal Audit Function

1. The Committee shall review and discuss with the independent auditor the responsibilities, budget and staffing of the Company's internal audit function.

2. The Committee shall review and discuss with management, the internal audit director and the independent auditor:

     a. the effectiveness of the internal audit function, including compliance with established internal auditing practice standards

     b. the audit risk assessment process and the proposed scope of the Internal Audit department for the upcoming year and coordination of that scope with the independent auditor; and

     c. the results of the internal auditors' examination of significant internal audit department findings and management responses.

3. The Committee shall assess and confirm there are no restrictions or limitations placed on the performance of internal audit.

4. The Committee shall review the appointment and, when appropriate, the replacement of the senior internal auditing executive

5.   The  Committee  shall  regularly   report  to  the  Board  about  Committee
     activities,   issues  and  related  recommendations  with  respect  to  the performance of the internal audit function.

C.   Oversight of Management's Conduct of Financial Reporting Process

1. Financial Reporting Practices. The responsibility for the Company's financial statements and disclosures rest with the Company's management. In providing oversight of the Company's financial reporting practices, the Committee shall

     a. regularly review with the independent auditor any audit problems or difficulties and management's response. The review shall include any restrictions on the scope of the independent auditor's activities or on the access the independent auditor had to requested information and any significant disagreements with management; any accounting adjustments noted or proposed by the auditor that were "passed" (as immaterial or otherwise); any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement; and any "management" or "internal control" letter or schedule of differences issued, or proposed to be issued, by the audit firm to the Company.

     b. review and discuss with the independent auditor, and with management, major issues regarding accounting principals and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles;

     c. review and discuss with management and the independent auditor any major issues as to the quality and adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies, if any review and discuss any analyses prepared by the Company's management and/or independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including any analyses of the effects of alternative GAAP methods on the financial statements;

     d. review the effect of recent accounting professional and regulatory initiatives, complex or unusual transactions and highly judgmental areas, material off-balance sheet transactions or structures and other similar relationships on the financial statements of the Company;

2. Audited Financial Statements. With respect to the Company's annual audited financial statements, the Committee shall:

     a. meet with Company management and the independent auditor to review and discuss the Company's annual audited financial statements to be included in SEC Form 10-K (or in the Annual Report to Shareholders if distributed prior to filing Form 10-K) and the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

     b. review and discuss with the independent auditor the matters required to be discussed by the applicable Statement of Auditing Standards ("SAS"); and

     c. based on these discussions, the Committee will advise the Board whether it recommends the audited financial statements to be included in the Annual Report on Form 10-K (or in the Annual Report to Shareholders if distributed prior to filing Form 10-K).

3. Interim Financial Statements. With respect to the Company's interim financial statements the Committee shall:

     a. meet with Company management and the independent auditor to review and discuss the Company's quarterly financial statements to the SEC (e.g. Form 10-Q) including the results of the independent auditor's review of such financials, prior to the filing thereof and the Company's specific disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";

     b. review and discuss with the independent auditor and management the matters required to be discussed by the applicable SAS.

4. Disclosure of Financial Information. The Committee shall review and discuss in a general manner (e.g. the type of information to be disclosed and the type of presentation to be made) the Company's earnings press releases (paying particular attention to any use of "pro forma" or "adjusted" non-GAAP information) as well as the financial information and earning guidance provided to analysts and rating agencies. The Committee is not required to discuss in advance each earnings release or each instance in which the Company provides earnings guidance.

5. Risk Assessment. It is the responsibility of the Company's CEO and senior management to assess and manage the Company's exposure to risk. The Committee shall discuss with the Company's management the guidelines and policies to govern the process by which the Company's management undertakes to assess and manage the Company's exposure to risk. Discussion should also include the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.   The  Committee  shall  regularly   report  to  the  Board  about  Committee
     activities, issues and related recommendations with respect to the quality or integrity of the Company's financial statements,


D. Assist the Board in Oversight of the Company's Compliance with Policies and Procedures Addressing Legal and Ethical Concerns.

1. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

2. The Committee has authority to conduct or authorize investigations into any matter brought to its attention. Within this scope of responsibility, the Committee has full access to all books, records, facilities and personnel of the Company and is empowered to:

     a.   engage  independent   counsel  or  other  advisers  as  it  determines
          necessary to carry out its duties;

     b. seek any information from any employees - all of whom are directed to cooperate with the Committee's requests - or external parties;

     c. meet with Company officers, independent auditor or outside counsel, as necessary to fulfill its responsibilities;

3. The Committee shall regularly report to the Board about Committee activities, issues and related recommendations with respect to the quality or integrity of the Company's compliance with legal or regulatory requirements.

E.   General

1. The Committee shall have the power to authorize Company funding necessary and appropriate to carry out its duties, in particular it shall have the power to authorize funding for:

     a. the compensation of any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

     b. the compensation of any independent counsel or other advisers as it determines necessary to carry out its duties; and

     c. the payment of the Committee's ordinary administrative expenses that are necessary and appropriate in carrying out its duties.

2. The Committees functions are the sole responsibility of the Committee and may not be allocated to a different committee of the Board.

3. Review and assess the adequacy of this charter annually, requesting Board approval for proposed changes.

4. Confirm annually that all responsibilities outlined in this charter have been carried out

5. Evaluate the Committee's and individual members' performance on an annual basis.

6. Perform other activities related to areas covered by this charter as requested by the Board.

7.   Institute and oversee special investigations as needed.

                                   Appendix B

                           PAR TECHNOLOGY CORPORATION
                           2005 EQUITY INCENTIVE PLAN

                       (Effective Date: December 28, 2005)


                           PAR TECHNOLOGY CORPORATION
                           2005 EQUITY INCENTIVE PLAN



1. Purpose and Eligibility. The purpose of this 2005 Equity Incentive Plan (the "Plan") of PAR Technology Corporation, a Delaware corporation (the "Company") is to provide stock options, stock issuances and other equity interests in the Company (each, an "Award") to (a) key employees, officers, directors, consultants and advisors of the Company and its Subsidiaries, and (b) any other Person who is determined by the Board to have made (or is expected to make) contributions to the Company. Any person to whom an Award has been granted under the Plan is called a "Participant." Additional definitions are contained in
Section 10.

2. Administration.

     a. Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board, in its sole discretion, shall have the authority to grant and amend Awards, to adopt, amend and repeal rules relating to the Plan and to interpret and correct the provisions of the Plan and any Award. The Board shall have authority, subject to the express limitations of the Plan, (i) to construe and determine the respective Stock Option Agreement, Awards and the Plan, (ii) to prescribe, amend and rescind rules and regulations relating to the Plan and any Awards, (iii) to determine the terms and provisions of the respective Stock Option Agreements and Awards, which need not be identical, (iv) to initiate an Option Exchange Program, and (v) to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration and interpretation of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Stock Option Agreement or Award in the manner and to the extent it shall deem expedient to carry the Plan, any Stock Option Agreement or Award into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be final and binding on all interested persons. Neither the Company nor any member of the Board shall be liable for any action or determination relating to the Plan.

     b. Appointment of Committee. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to the Compensation Committee (the "Committee"). All references in the Plan to the "Board" shall mean such Committee or the Board. The Committee may consult with the Company's Stock Option Committee, which shall make recommendations, with respect to Participants eligible to receive Awards and the number of shares subject to the Award, to the Committee for its review and final approval.

     c. Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to grant Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of Awards to be granted and the maximum number of shares issuable to any one Participant pursuant to Awards granted by such executive officers.

     d. Applicability of Section Rule 16b-3. Anything to the contrary in the foregoing notwithstanding if, or at such time as, the Common Stock is or becomes registered under Section 12 of the Exchange Act of 1934, as amended (the "Exchange Act"), or any successor statute, the Plan shall be administered in a manner consistent with Rule 16b-3 promulgated thereunder, as it may be amended from time to time, or any successor rules ("Rule 16b-3"), such that all subsequent grants of Awards hereunder to Reporting Persons, as hereinafter defined, shall be exempt under such rule. Those provisions of the Plan which make express reference to Rule 16b-3 or which are required in order for certain option transactions to qualify for exemption under Rule 16b-3 shall apply only to such persons as are required to file reports under Section 16 (a) of the Exchange Act (a "Reporting Person").

     e. Applicability of Section 162 (m). Any provisions in this Plan to the contrary notwithstanding, whenever the Board is authorized to exercise its discretion in the administration or amendment of this Plan or any Award hereunder or otherwise, the Board may not exercise such discretion in a manner that would cause any outstanding Award that would otherwise qualify as performance-based compensation under Section 162 (m) of the Code to fail to so qualify under Section 162 (m).

3.   Stock Available for Awards.

     a. Number of Shares. Subject to adjustment under Section 3(c), the aggregate number of shares of Common Stock of the Company (the "Common Stock") that may be issued pursuant to the Plan is 1,000,000. If any Award expires, or is terminated, surrendered or forfeited, in whole or in part, the unissued Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. If an Award granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Award shall again be available for subsequent Awards under the Plan, and if shares of Common Stock issued pursuant to the Plan are repurchased by, or are surrendered or forfeited to, the Company at no more than the price paid for such shares, such shares of Common Stock shall again be available for the grant of Awards under the Plan. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     b. Per-Participant Limit. Subject to adjustment under Section 3(c), no Participant may be granted Awards during any one fiscal year to purchase more than the number of shares of Common Stock that are authorized for issuance pursuant to the Plan.

     c. Adjustment to Common Stock. Subject to Section 7, in the event of any stock split, reverse stock split stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off, split-up, or other similar change in capitalization or similar event, (i) the number and class of securities available for Awards under the Plan and the per-Participant share limit, (ii) the number and class of securities, vesting schedule and exercise price per share subject to each outstanding Option, (iii) the repurchase price per security subject to repurchase, and (iv) the terms of each other outstanding Award shall be adjusted by the Company (or substituted Awards may be made if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is appropriate.

4. Stock Options.

     a. General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option and the shares of Common Stock issued upon the exercise of each Option, including, but not limited to, vesting provisions, repurchase provisions and restrictions relating to applicable federal or state securities laws. Each Option will be evidenced by a Stock Option Agreement, consisting of a Notice of Stock Option Award and a Stock Option Award Agreement (collectively, a "Stock Option Agreement").

     b. Incentive Stock Options. An Option that the Board intends to be an incentive stock option (an "Incentive Stock Option") as defined in Section 422 of the Code, as amended, or any successor statute ("Section 422"), shall be granted only to an employee of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 and regulations thereunder. The Board and the Company shall have no liability if an Option or any part thereof that is intended to be an Incentive Stock Option does not qualify as such. An Option or any part thereof that does not qualify as an Incentive Stock Option is referred to herein as a "Nonstatutory Stock Option" or "Nonqualified Stock Option."

     c. Dollar Limitation. For so long as the Code shall so provide, Options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to qualify as Incentive Stock Options shall not qualify as Incentive Stock Options to the extent that such Options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000. The amount of Incentive Stock Options which exceed such $100,000 limitation shall be deemed to be Nonqualified Stock Options. For the purpose of this limitation, unless otherwise required by the Code or regulations of the Internal Revenue Service or determined by the Board, Options shall be taken into account in the order granted, and the Board may designate that portion of any Incentive Stock Option that shall be treated as Nonqualified Option in the event that the provisions of this paragraph apply to a portion of any Option. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the Option or at the time of its exercise.

     d. Exercise Price. The Board shall establish the exercise price (or determine the method by which the exercise price shall be determined) at the time each Option is granted and specify the exercise price in the applicable Stock Option Agreement, provided, however, in no event may the per share exercise price be less than the Fair Market Value (as defined below) of the Common Stock. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, then the exercise price shall be no less than 110% of the fair market value of the Common Stock on the date of grant. In the case of a grant of an Incentive Stock Option to any other Participant, the exercise price shall be no less than 100% of the fair market value of the Common Stock on the date of grant.

     e. Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Stock Option Agreement; provided, that the term of any Incentive Stock Option may not be more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to a Participant who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any parent or subsidiary, the term of the Option shall be no longer than five (5) years from the date of grant.

     f. Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 4(g) and the Stock Option Agreement for the number of shares for which the Option is exercised.

     g. Payment Upon Exercise. Common Stock purchased upon the exercise of an Option shall be paid for by one or any combination of the following forms of payment as permitted by the Board in its sole and absolute discretion:

          i.   by check payable to the order of the Company;

          ii. only if the Common Stock is then publicly traded, by delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

          iii. to the extent explicitly provided in the applicable Stock Option Agreement, by delivery of shares of Common Stock owned by the Participant valued at fair market value (as determined by the Board or as determined pursuant to the applicable Stock Option Agreement); or

          iv. payment of such other lawful consideration as the Board may determine.

The Board shall determine in its sole and absolute discretion and subject to securities laws and its Insider Trading Policy whether to accept consideration other than cash. The fair market value of any shares of the Company's Common Stock or other non-cash consideration which may be delivered upon exercise of an Option shall be determined in such manner as may be prescribed by the Board.

     h. Acceleration, Extension, Etc. The Board may, in its sole discretion, and in all instances subject to any relevant tax and accounting considerations which may adversely impact or impair the Company, (i) accelerate the date or dates on which all or any particular Options or Awards granted under the Plan may be exercised, or (ii) extend the dates during which all or any particular Options or Awards granted under the Plan may be exercised; provided, however, in no event may any extension exceed the lesser of the option term permitted under
Section  4(e)  herein  or the  term  set  forth in the  governing  Stock  Option
Agreement.

     i. Determination of Fair Market Value. If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded under the Exchange Act, "fair market value" shall mean (i) if the Common Stock is listed on any established stock exchange, its fair market value shall be the last reported sales price for such stock (on that date) or the closing bid, if no sales were reported as quoted on such exchange or system as reported in The Wall Street Journal or such other source as the Board deems reliable; or (ii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on a national market system. In the absence of an established market for the Common Stock, the fair market value thereof shall be determined in good faith by the Board after taking into consideration all factors which it deems appropriate.

5. Restricted Stock.

     a. Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to (i) delivery to the Company by the Participant of a check in an amount at least equal to the par value of the shares purchased, and (ii) the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price from the Participant in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

     b. Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). After the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or, if the Participant has died, to the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

6. Other Stock-Based Awards. The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including, without limitation, the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights, phantom stock awards or stock units.

7. General Provisions Applicable to Awards.

     a. Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant; provided, however, except as the Board may otherwise determine or provide in an Award, that Nonstatutory Options and Restricted Stock Awards may be transferred pursuant to a qualified domestic relations order (as defined in Employee Retirement Income Security Act of 1974, as amended) or to a grantor-retained annuity trust or a similar estate-planning vehicle in which the trust is bound by all provisions of the Stock Option Agreement and Restricted Stock Award, which are applicable to the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

     b. Documentation. Each Award under the Plan shall be evidenced by a written instrument in such form as the Board shall determine or as executed by an officer of the Company pursuant to authority delegated by the Board. Each Award may contain terms and conditions in addition to those set forth in the Plan, provided that such terms and conditions do not contravene the provisions of the Plan or applicable law.

     c. Board Discretion. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly.

     d.  Additional  Award  Provisions.  The Board may, in its sole  discretion, include additional provisions in any Stock Option Agreement, Restricted Stock Award or other Award granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to Participants upon exercise of Awards, or transfer other property to Participants upon exercise of Awards, or such other provisions as shall be determined by the Board; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan or applicable law.

     e. Termination of Status. The Board shall determine the effect on an Award of the disability (as defined in Code Section 22(e)(3)), death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, or the Participant's legal representative, conservator, guardian or Designated Beneficiary, may exercise rights under the Award, subject to applicable law and the provisions of the Code related to Incentive Stock Options.

     f. Change of Control of the Company.

          i. Unless otherwise expressly provided in the applicable Stock Option Agreement or Restricted Stock Award or other Award, in connection with the occurrence of a Change in Control (as defined below), the Board shall, in its sole discretion as to any outstanding Award (including any portion thereof; on the same basis or on different bases, as the Board shall specify), take one or any combination of the following actions:

               A. make appropriate provision for the continuation of such Award by the Company or the assumption of such Award by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Award either (x) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Change of Control, (y) shares of stock of the surviving or acquiring corporation or (z) such other securities as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Common Stock subject to such Award immediately preceding the Change of Control;

               B.   accelerate the date of exercise or vesting of such Award; or

               C.   permit  the   exchange  of  such  Award  for  the  right  to
                    participate in any stock option or other employee benefit plan of any successor corporation.

               D. For the purpose of this Agreement, a "Change of Control" shall mean:

                    (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange
                         Act) of 50% or more of the then outstanding shares of voting stock of the Company (the "Outstanding Voting Stock"); provided, however, that any acquisition by the Company or its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries of 50% or more of Outstanding Voting Stock shall not constitute a Change in Control; and provided, further, that any acquisition by a corporation with respect to which, following such acquisition, more than 50% of the then outstanding shares of common stock of such corporation, is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Stock immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Outstanding Voting Stock, shall not constitute a Change in Control; or

                    (b) Individuals who, as of the Effective Date, constitute the Board (the "Incumbent Directors") cease for any reason to constitute a majority of the members of this Board; provided that any individual who becomes a director after the Effective Date whose election or nomination for election by the Company's Shareholders was approved by a majority of the members of the Incumbent Directors (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened "election contest" relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 under the Exchange Act), "tender offer" (as such term is used in Section 14(d) of the Exchange Act) or a proposed Merger (as defined below) shall be deemed to be members of the Incumbent Directors; or

                    (c) The consummation of (i) a reorganization, merger or consolidation (any of the foregoing, a "Merger"), in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Voting Stock immediately prior to such Merger do not, following such Merger, beneficially own, directly or indirectly, more than 50% of the then outstanding shares of common stock of the corporation resulting from Merger, (ii) a complete liquidation or dissolution of the Company or
                         (iii) the sale or other disposition of all or substantially all of the assets of the Company, excluding a sale or other disposition of assets to a subsidiary of the Company.

     g. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Board in its sole discretion may provide for a Participant to have the right to exercise his or her Award until fifteen (15) days prior to such transaction as to all of the shares of Common Stock covered by the Option or Award, including shares as to which the Option or Award would not otherwise be exercisable, which exercise may in the sole discretion of the Board, be made subject to and conditioned upon the consummation of such proposed transaction. In addition, the Board may provide that any Company repurchase option applicable to any shares of Common Stock purchased upon exercise of an Option or Award shall lapse as to all such shares of Common Stock, provided the proposed dissolution and liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate upon the consummation of such proposed action.

     h. Assumption of Options Upon Certain Events. In connection with a merger or consolidation of an entity with the Company or the acquisition by the Company of property or stock of an entity, the Board may grant Awards under the Plan in substitution for stock and stock-based awards issued by such entity or an affiliate thereof.

     i. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances.

     j. Parachute Payments and Parachute Awards. Notwithstanding the provisions of Section 7(f), if, in connection with a Change of Control described therein, a tax under Section 4999 of the Code would be imposed on the Participant (after taking into account the exceptions set forth in Sections 280G(b)(4) and 280G(b)(5) of the Code, if applicable), then the number of Awards which shall become exercisable, realizable or vested as provided in such Section shall be reduced (or delayed), to the minimum extent necessary, so that no such tax would be imposed on the Participant (the Awards not becoming so accelerated, realizable or vested, the "Parachute Awards"); provided, however, that if the "aggregate present value" of the Parachute Awards would exceed the tax that, but for this sentence, would be imposed on the Participant under Section 4999 of the Code in connection with the Change of Control, then the Awards shall become immediately exercisable, realizable and vested without regard to the provisions of this sentence. For purposes of the preceding sentence, the "aggregate present value" of an Award shall be calculated on an after-tax basis (other than taxes imposed by Section 4999 of the Code) and shall be based on economic principles rather than the principles set forth under Section 280G of the Code and the regulations promulgated thereunder. All determinations required to be made under this Section 7(j) shall be made by the Company.

     k. Amendment of Awards. The Board may amend, modify or terminate any outstanding Award including, but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     l. Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

     m. Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of some or all restrictions, or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be, despite the fact that the foregoing actions may (i) cause the application of Sections 280G and 4999 of the Code if a change in control of the Company occurs, or (ii) disqualify all or part of the Option as an Incentive Stock Option.

8. Withholding. The Company shall have the right to deduct from payments of any kind otherwise due to the optionee or recipient of an Award any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan or the purchase of shares subject to the Award. Subject to the prior approval of the Company, including without limitation, its determination that such withholding complies with applicable tax and securities laws, which may be withheld by the Company in its sole discretion, the optionee or recipient of an Award may elect to satisfy such obligation, in whole or in part, (a) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or the purchase of shares subject to an Award or (b) by delivering to the Company shares of Common Stock already owned by the optionee or Award recipient of an Award. The shares so delivered or withheld shall have a fair market value of the shares used to satisfy such withholding obligation as shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee or recipient of an Award who has made an election pursuant to this Section may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

9. No Exercise of Option if Engagement or Employment Terminated for Cause. If the employment or engagement of any Participant is terminated "for Cause," the Award may terminate, upon a determination of the Board, on the date of such termination and the Option shall thereupon not be exercisable to any extent whatsoever and the Company shall have the right to repurchase any shares of Common Stock subject to a Restricted Stock Award whether or not such shares have vested. For purposes of this Section 9, "for Cause" shall be defined as follows:
(i) if the Participant has executed an employment agreement, the definition of "cause" contained therein, if any, shall govern, or (ii) conduct, as determined by the Board of Directors, involving one or more of the following: (a) gross misconduct; or (b) the commission of an act of embezzlement, fraud or theft, which results in economic loss, damage or injury to the Company; or (c) the unauthorized disclosure of any trade secret or confidential information of the Company (or any client, customer, supplier or other third party who has a business relationship with the Company) or the violation of any noncompetition or nonsolicitation covenant or assignment of inventions obligation with the Company; or (d) the commission of an act which constitutes unfair competition with the Company or which induces any customer or prospective customer of the

Company to breach a contract with the Company or to decline to do business with the Company; or (e) the indictment of the Participant for a felony or serious misdemeanor offense, either in connection with the performance of his or her obligations to the Company or which shall adversely affect the Participant's ability to perform such obligations; or (f) the commission of an act of fraud or breach of fiduciary duty which results in loss, damage or injury to the Company; or (g) the failure of the Participant to perform in a material respect his or her employment, consulting or advisory obligations without proper cause; or (h) intentional violation of securities laws or the Company's Insider Trading
Policy. In making such determination, the Board shall act fairly and in utmost good faith. The Board may in its discretion waive or modify the provisions of this Section at a meeting of the Board with respect to any individual Participant with regard to the facts and circumstances of any particular situation involving a determination under this Section.

10. Miscellaneous.

     a.   Definitions.

     i. "Company," for purposes of eligibility under the Plan, shall include any present or future subsidiary corporations of PAR Technology Corporation, as defined in Section 424(f) of the Code (a "Subsidiary"), and any present or future parent corporation of the Company, as defined in Section 424(e) of the Code. For purposes of Awards other than Incentive Stock Options, the term "Company" shall include any other business venture in which the Company has a direct or indirect significant interest, as determined by the Board in its sole discretion.

     ii. "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

     iii."Employee" for purposes of eligibility under the Plan shall include a person to whom an offer of employment has been extended by the Company.

     iv. "Option Exchange Program" means a program whereby outstanding options are exchanged for options with a lower exercise price.

     b. No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan.

     c. No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder thereof.

     d. Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board (the "Effective Date". No Awards shall be granted under the Plan after the completion of ten years from the date on which the Plan was adopted by the Board, but Awards previously granted may extend beyond that date.

     e. Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time.

     f. Settlement of Awards. Any other provision of the Plan to the contrary notwithstanding, if any provisions of the Plan permits a Participant, at his or her election, to receive a cash settlement of Options or other Awards under the Plan, or requires the Company to pay a cash settlement of Options or Awards under the Plan, the Participant shall be entitled to receive the cash settlement, and the Company shall be obligated to pay the cash settlement, only if the Company determines, in its sole and absolute discretion, to make such payment.

     g. Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the state of incorporation of the Company Delaware, without regard to any applicable conflicts of law.





Approvals
Original Plan:
Adopted by the Board of Directors on:
         December 28, 2005

Modified Plan:
Adopted by the Board of Directors on:
         March 29, 2006

Approved by the stockholders on:

                                   Appendix C



                    AMENDMENT TO CERTIFICATE OF INCORPORATION

     PAR Technology Corporation (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That at a meeting of the Board of Directors of the Corporation, resolutions were duly adopted setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and subject to consideration at a meeting of the stockholders of said corporation for consideration thereof. The proposed amendment is as follows:

     RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Section 1 of Article IV thereof so that, as amended said first paragraph shall be and read as follows:

     The total number of shares of capital stock which the Corporation shall have the authority to issue is thirty million (30,000,000) shares of stock, par value $0.02 per share consisting of twenty-nine million (29,000,000) shares of Common Stock, and one million (1,000,000) shares of Preferred Stock, par value $0.02 per share.

     SECOND: That thereafter, pursuant to resolution of its Board of Directors, an annual meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by ____________, its ____________, this ___ day of May, 2006.


By:  ____________
Its:  ____________

                                 REVOCABLE PROXY
                           PAR TECHNOLOGY CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 11, 2006
                                   10:00 AM


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned shareholder of PAR TECHNOLOGY CORPORATION hereby appoints JOHN W. SAMMON, JR., CHARLES A. CONSTANTINO and JAMES A. SIMMS or any one of them, jointly or severally, proxies with full power of substitution, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 2006 Annual Meeting of Shareholders to be held on Thursday, May 11, 2006 at 10:00 AM, Local Time, at The New York Palace Hotel; 455 Madison Avenue, New York, NY 10022, and at any adjournment thereof, for the election of Directors and upon the proposals set forth and more particularly described in the accompanying Notice of Annual Meeting and Proxy Statement and upon such other matters that may properly come before the meeting.

  PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS INSTRUCTION CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE
                           INTERNET OR BY TELEPHONE.

       (Continued, and to be marked, dated and signed, on the other side)
                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------
           PAR TECHNOLOGY CORPORATION - ANNUAL MEETING, MAY 11, 2006:

                            YOUR VOTE IS IMPORTANT!
                   Proxy Materials are available on-line at:
                      http://www.partech.com/ir-front.cfm


                       You can vote in one of three ways:

1. Call toll free 1-866-213-1445 on a Touch-Tone Phone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.   Via  the  Internet  at  https://www.proxyvotenow.com/ptc   and  follow  the
     instructions.

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

                                 REVOCABLE PROXY
                           PAR TECHNOLOGY CORPORATION

ANNUAL MEETING OF SHAREHOLDERS
May 11, 2006

Please mark as
indicated in this
example [ X ]

1. ELECTION OF DIRECTORS

[ ]  For
[ ]  Withhold All
[ ]  For All Except

Nominees for a 3 year term:
(01) Mr. Sangwoo Ahn
(02) Dr. Paul Nielsen

INSTRUCTION: To withhold authority to vote for any nominee(s), mark "For All Except" and write that nominee(s') name(s) or number(s) in the space provided below.

___________________________________________________________________

2.   To approve the PAR Technology Corporation 2005 Equity Incentive Plan.

[ ]  For
[ ]  Against
[ ]  Abstain


3. To approve the amendment of the Certificate of Incorporation to increase the authorized shares of voting Common Stock from 19,000,000 to 29,000,000.

[ ]  For
[ ]  Against
[ ]  Abstain


4. To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company for the 2006 fiscal year.

[ ]  For
[ ]  Against
[ ]  Abstain




The Board of Directors recommends a vote "FOR" proposals 1,2,3 and 4 listed above.

Mark here if you plan to attend the meeting  [  ]
Mark here for address change and note change  [  ]

___________________________________________________________________

___________________________________________________________________

___________________________________________________________________

UNLESS OTHERWISE INSTRUCTED ABOVE, THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS SET FORTH ABOVE.

ELECTRONIC DELIVERY OF PROXY MATERIALS: If you wish to receive future annual reports and proxy materials via the internet, please send an email with "On-Line Proxy Materials" in the subject line to: investor_relations@partech.com.

If signing as attorney, executor, administrator, trustee or guardian, please give full title as such and if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy.

Please be sure to date and sign this instruction card in the box below.



--------------------------------------------------------------------------------
Sign above                                       Date



x x x IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
                    PLEASE READ THE INSTRUCTIONS BELOW x x x


                 FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL
--------------------------------------------------------------------------------
                            PROXY VOTING INSTRUCTIONS

Shareholders of record have three ways to vote:
1. By Mail; or
2. By Telephone (using a Touch-Tone Phone); or
3. By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3 a.m., May 11, 2006. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone

Call Toll-Free on a Touch-Tone Phone anytime prior to 3 a.m., May 11, 2006. 1-866-213-1445

Vote by Internet
anytime prior to 3 a.m., May 11, 2006 go to https://www.proxyvotenow.com/ptc

 Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted.

         ON-LINE PROXY MATERIALS : http://www.partech.com/ir-front.cfm

                            Your vote is important!